UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number       811- 6490

Dreyfus Premier Investment Funds, Inc.

(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation

200 Park Avenue

New York, New York  10166

(Address of principal executive offices)   (Zip code)

John Pak, Esq.

200 Park Avenue

New York, New York  10166

(Name and address of agent for service)

Registrant's telephone number, including area code:       (212) 922-6000

Date of fiscal year end:        10/31

Date of reporting period:      4/30/14

The following N-CSR relates only to the Registrant's series listed below and does not affect the other series of the Registrant, which have a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR Form will be filed for those series, as appropriate.

                                    Dreyfus Diversified International Fund
                                    Dreyfus Emerging Asia Fund
                                    Dreyfus Global Real Estate Securities Fund
                                    Dreyfus Greater China Fund
                                    Dreyfus India Fund
                                    Dreyfus Satellite Alpha Fund

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus
Diversified
International Fund

SEMIANNUAL REPORT April 30, 2014

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
8	Statement of Assets and Liabilities
9	Statement of Operations
10	Statement of Changes in Net Assets
12	Financial Highlights
15	Notes to Financial Statements
23	Information About the Renewal of the Fund’s Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus
Diversified
International Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Diversified International Fund, covering the six-month period from November 1, 2013, through April 30, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The mild gains produced by most broad measures of international equity performance over the reporting period masked what we believe to be a major change in market leadership. Over the reporting period’s first half, relatively speculative, growth-oriented companies gained value in response to reports of accelerating economic growth in the United States and Europe. However, more disappointing economic data, several geopolitical crises, and persistent weakness in the world’s emerging markets weighed on investor sentiment over the reporting period’s second half, causing growth-oriented stocks to fall out of favor. Instead, investors preferred the stocks of value-oriented companies that tend to fare relatively well under a variety of economic climates.

We believe that the global economic recovery is likely to persist, led by the more developed markets. However, we may see stark differences in the investment prospects of individual countries, industry groups, and companies depending on their underlying fundamentals. In our judgment, extensive and professional research may be the best way to identify the likely winners and losers. As always, we encourage you to discuss our observations and appropriate investment strategies with your financial advisor.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
May 15, 2014

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2013, through April 30, 2014, as provided by Richard B. Hoey and Keith L. Stransky, CFA, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended April 30, 2014, Dreyfus Diversified International Fund’s Class A shares produced a total return of 1.93%, Class C shares returned 1.54%, and Class I shares returned 2.02%.1 This compares with a 4.44% total return for the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (the “MSCI EAFE Index”), during the same period.2

Improving economic conditions helped support mild gains in developed international stock markets over the reporting period. The fund produced lower returns than its benchmark, mainly due to two of its underlying investments’ focus on higher quality, lower volatility stocks that lagged market averages over the reporting period’s first half.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation.To pursue its goal, the fund normally allocates its assets among other mutual funds advised by The Dreyfus Corporation or its affiliates, referred to as underlying funds, that invest primarily in stocks issued by foreign companies. The underlying funds are selected by the Dreyfus Investment Committee based on their investment objectives and management policies, portfolio holdings, risk/reward profiles, historical performance and other factors. The Dreyfus Investment Committee will rebalance the fund’s investments in the underlying funds at least annually, but may do so more often in response to market conditions. As of April 30, 2014, the fund’s market value was allocated as follows:

Underlying Funds	(%)
Dreyfus/Newton International Equity Fund	29.51
Dreyfus International Equity Fund	27.86
International Stock Fund	21.35
Dreyfus International Value Fund	11.59
Dreyfus Emerging Markets Fund	9.69

Some of the underlying funds tend to have relatively low measured volatility, which is reflected in a low measured volatility in the fund. This position may potentially

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

cushion declines in weak markets, but during this reporting period where the market was strong, the underlying funds’ low measured volatility resulted in lesser gains for the fund.

Recovering Global Economy Fueled Developed Markets’ Gains

Investors in developed markets responded positively to improving economic conditions over the reporting period.After several years of weakness in Europe, investors warmed to the equity markets’ opportunities as growth picked up in core countries, such as Germany, and long-awaited signs of recovery emerged in some of the region’s more troubled economies. In the United Kingdom, investor sentiment improved and stocks rallied when fears of economic stagnation failed to materialize. Meanwhile, the gradual U.S. economic recovery continued despite the dampening effects of harsh winter weather.

However, the Japanese stock market pulled back during the reporting period as it digested earlier gains stemming from aggressively stimulative monetary and fiscal policies. The world’s emerging markets also generally struggled due to sluggish growth trends, rising geopolitical tensions, and weakening currency values.

In this environment, the MSCI EAFE Index advanced despite experiencing a sharp sell-off in January 2014.The rally was paced by European stocks, while markets in the Pacific Rim generally declined. Smaller and lower quality stocks outperformed market averages during the first three months of the reporting period but lagged over the final three months when market leadership shifted toward large, high-quality, globally dominant companies.

Defensive and Emerging Markets Holdings Dampened Results

Although the fund participated to a degree in the international equity markets’ modest advance over the reporting period, the conservative investment postures adopted by two of its underlying mutual funds restrained relative performance. International Stock Fund and Dreyfus/Newton International Equity Fund maintained underweighted exposure to Europe and the financials sector, both of which rebounded from low levels. In addition, the funds’ overweighted positions in the traditionally defensive consumer staples sector weighed on relative results during the reporting period’s first half. Although these positions helped buoy returns when market leadership shifted in the spring of 2014, it was not enough to fully offset earlier

4

weakness. The fund’s exposure to emerging markets through Dreyfus Emerging Markets Fund also undermined relative performance.

The fund achieved better relative results from Dreyfus International Equity Fund, which focused on more aggressive growth-oriented companies that tend to do well during economic expansions.

The fund made no changes to its allocation strategy over the six-month reporting period.

Expecting a Moderate Acceleration of Economic Growth

As of the reporting period’s end, the global economy appears poised for moderate growth, which we believe will continue to be driven by developed markets in the United States, Europe, and Japan. Unless circumstances change due to unexpected economic or geopolitical shocks, we expect inflation to remain muted over the foreseeable future, which should allow major central banks to keep short-term interest rates low. Therefore, we have maintained the fund’s mix of underlying investments, which comprise a diverse blend of value-oriented and growth-oriented companies.

May 15, 2014

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the prospectus of the fund and that of each underlying fund.

The ability of the fund to achieve its investment goal depends, in part, on the ability of the Dreyfus Investment Committee to allocate effectively the fund’s assets among the underlying funds.There can be no assurance that the actual allocations will be effective in achieving the fund’s investment goal.

Each underlying fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with such companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.These risks are higher in emerging market countries.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses pursuant to an agreement by The Dreyfus Corporation through March 1, 2015, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain
distributions.The Morgan Stanley Capital International Europe,Australasia, Far East (MSCI EAFE) Index is an
unmanaged index composed of a sample of companies representative of the market structure of European and Pacific
Basin countries. Investors cannot invest directly in any index.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Diversified International Fund from November 1, 2013 to April 30, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2014

	Class A	Class C	Class I
Expenses paid per $1,000†	$1.55	$5.30	$.20
Ending value (after expenses)	$1,019.30	$1,015.40	$1,020.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2014

	Class A	Class C	Class I
Expenses paid per $1,000†	$1.56	$5.31	$.20
Ending value (after expenses)	$1,023.26	$1,019.54	$1,024.60

† Expenses are equal to the fund’s annualized expense ratio of .31% for Class A, 1.06% for Class C and .04%
for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
April 30, 2014 (Unaudited)

Common Stocks—99.6%	Shares		Value ($)
Foreign Common Stocks
Dreyfus Emerging Markets Fund, Cl. I	6,149,296	[a]	60,386,085
Dreyfus International Equity Fund, Cl. I	4,714,653	[a]	173,546,372
Dreyfus International Value Fund, Cl. I	5,609,502	[a]	72,194,290
Dreyfus/Newton International Equity Fund, Cl. I	8,989,588	[a]	183,837,066
International Stock Fund, Cl. I	8,572,474	[a]	133,044,803
Total Investments (cost $491,544,816)	99.6%		623,008,616
Cash and Receivables (Net)	.4%		2,431,029
Net Assets	100.0%		625,439,645
a Investment in affiliated mutual fund.

Portfolio Summary (Unaudited)†
			Value (%)
Mutual Funds: Foreign			99.6
† Based on net assets.
See notes to financial statements.

The Fund 7

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2014 (Unaudited)

		Cost	Value
Assets ($):
Investments in securities of affiliated issuers—
See Statement of Investments		491,544,816	623,008,616
Cash			1,907,679
Receivable for shares of Common Stock subscribed			610,765
Prepaid expenses			27,128
			625,554,188
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			5,288
Payable for shares of Common Stock redeemed			47,700
Accrued expenses			61,555
			114,543
Net Assets ($)			625,439,645
Composition of Net Assets ($):
Paid-in capital			522,206,102
Accumulated distributions in excess of investment income—net			(9,063)
Accumulated net realized gain (loss) on investments			(28,221,194)
Accumulated gross unrealized appreciation
on investments in affiliated issuers			131,463,800
Net Assets ($)			625,439,645

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	11,593,200	192,337	613,654,108
Shares Outstanding	985,007	16,365	52,071,664
Net Asset Value Per Share ($)	11.77	11.75	11.78

See notes to financial statements.

8

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2014 (Unaudited)

Investment Income ($):
Income:
Cash dividends from affiliated issuers	7,539,837
Expenses:
Professional fees	38,781
Registration fees	26,082
Shareholder servicing costs—Note 3(c)	20,597
Directors’ fees and expenses—Note 3(d)	20,009
Prospectus and shareholders’ reports	6,071
Loan commitment fees—Note 2	3,030
Custodian fees—Note 3(c)	1,981
Distribution fees—Note 3(b)	674
Miscellaneous	10,657
Total Expenses	127,882
Less—reduction in expenses due to undertaking—Note 3(a)	(5,297)
Less—reduction in fees due to earnings credits—Note 3(c)	(9)
Net Expenses	122,576
Investment Income—Net	7,417,261
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments in affiliated issuers	(47,889)
Net unrealized appreciation (depreciation) on investments in affiliated issuers	5,640,039
Net Realized and Unrealized Gain (Loss) on Investments	5,592,150
Net Increase in Net Assets Resulting from Operations	13,009,411

See notes to financial statements.

The Fund 9

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2014	Year Ended
	(Unaudited)	October 31, 2013
Operations ($):
Investment income—net	7,417,261	8,747,780
Net realized gain (loss) on
investments in affiliated issuers	(47,889)	3,891,226
Net unrealized appreciation (depreciation)
on investments in affiliated issuers	5,640,039	78,056,777
Net Increase (Decrease) in Net Assets
Resulting from Operations	13,009,411	90,695,783
Dividends to Shareholders from ($):
Investment income—net:
Class A	(109,281)	(130,063)
Class C	(1,320)	(108)
Class I	(7,189,193)	(8,676,444)
Total Dividends	(7,299,794)	(8,806,615)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	3,646,412	1,079,773
Class C	36,702	93,121
Class I	172,735,037	68,610,954
Dividends reinvested:
Class A	108,590	129,623
Class C	1,320	92
Class I	1,047,551	963,573
Cost of shares redeemed:
Class A	(1,001,399)	(2,696,371)
Class C	(33,211)	(49,772)
Class I	(36,333,302)	(141,739,068)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	140,207,700	(73,608,075)
Total Increase (Decrease) in Net Assets	145,917,317	8,281,093
Net Assets ($):
Beginning of Period	479,522,328	471,241,235
End of Period	625,439,645	479,522,328
Distributions in excess of
investment income—net	(9,063)	(126,530)

10

	Six Months Ended
	April 30, 2014	Year Ended
	(Unaudited)	October 31, 2013
Capital Share Transactions:
Class Aa
Shares sold	317,114	99,708
Shares issued for dividends reinvested	9,289	12,671
Shares redeemed	(86,106)	(254,552)
Net Increase (Decrease) in Shares Outstanding	240,297	(142,173)
Class Ca
Shares sold	3,193	8,495
Shares issued for dividends reinvested	113	9
Shares redeemed	(2,914)	(4,552)
Net Increase (Decrease) in Shares Outstanding	392	3,952
Class I
Shares sold	14,962,157	6,423,133
Shares issued for dividends reinvested	89,611	94,191
Shares redeemed	(3,152,956)	(13,466,771)
Net Increase (Decrease) in Shares Outstanding	11,898,812	(6,949,447)

a During the period ended October 31, 2013, 2,490 Class C shares representing $28,107 were exchanged for 2,492
Class A shares.

See notes to financial statements.

The Fund 11

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
	April 30, 2014			Year Ended October 31,
Class A Shares	(Unaudited)		2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value,
beginning of period	11.69		9.78	9.38	10.16	9.45	7.59
Investment Operations:
Investment income—net[a]	.15		.17	.16	.09	.09	.16
Net realized and unrealized
gain (loss) on investments	.07		1.89	.42	(.73)	.86	1.96
Total from
Investment Operations	.22		2.06	.58	(.64)	.95	2.12
Distributions:
Dividends from
investment income—net	(.14)		(.15)	(.18)	(.14)	(.12)	(.26)
Dividends from net realized
gain on investments	—		—	—	—	(.12)	—
Total Distributions	(.14)		(.15)	(.18)	(.14)	(.24)	(.26)
Net asset value, end of period	11.77		11.69	9.78	9.38	10.16	9.45
Total Return (%)[b]	1.93	[c]	21.29	6.39	(6.47)	10.18	28.80
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets[d]	.42	[e]	.40	.41	.40	.40	1.89
Ratio of net expenses
to average net assets[d]	.31	[e]	.34	.41	.24	.30	.37
Ratio of net investment income
to average net assets[d]	2.64	[e]	1.64	1.70	.90	.92	2.01
Portfolio Turnover Rate	1.42	[c]	10.28	30.63	16.15	20.78	36.68
Net Assets, end of period
($ x 1,000)	11,593		8,702	8,675	10,310	7,701	4,578

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Amounts do not include the expenses of the underlying funds.
e	Annualized.

See notes to financial statements.

12

Six Months Ended
	April 30, 2014			Year Ended October 31,
Class C Shares	(Unaudited)		2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value,
beginning of period	11.65		9.69	9.35	10.10	9.38	7.54
Investment Operations:
Investment income—net[a]	.13		.05	.17	.01	.08	.14
Net realized and unrealized
gain (loss) on investments	.05		1.92	.34	(.71)	.78	1.90
Total from
Investment Operations	.18		1.97	.51	(.70)	.86	2.04
Distributions:
Dividends from
investment income—net	(.08)		(.01)	(.17)	(.05)	(.02)	(.20)
Dividends from net realized
gain on investments	—		—	—	—	(.12)	—
Total Distributions	(.08)		(.01)	(.17)	(.05)	(.14)	(.20)
Net asset value, end of period	11.75		11.65	9.69	9.35	10.10	9.38
Total Return (%)[b]	1.54	[c]	20.33	5.65	(7.01)	9.21	27.73
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets[d]	1.51	[e]	1.63	1.47	1.48	1.63	3.33
Ratio of net expenses
to average net assets[d]	1.06	[e]	1.10	1.17	.70	1.07	1.12
Ratio of net investment income
to average net assets[d]	2.27	[e]	.47	1.71	.13	.85	1.76
Portfolio Turnover Rate	1.42	[c]	10.28	30.63	16.15	20.78	36.68
Net Assets, end of period
($ x 1,000)	192		186	116	109	69	84

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Amounts do not include the expenses of the underlying funds.
e	Annualized.

See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
	April 30, 2014			Year Ended October 31,
Class I Shares	(Unaudited)		2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value,
beginning of period	11.72		9.81	9.39	10.18	9.47	7.61
Investment Operations:
Investment income—net[a]	.17		.21	.18	.11	.11	.01
Net realized and unrealized
gain (loss) on investments	.07		1.89	.44	(.74)	.86	2.12
Total from
Investment Operations	.24		2.10	.62	(.63)	.97	2.13
Distributions:
Dividends from
investment income—net	(.18)		(.19)	(.20)	(.16)	(.14)	(.27)
Dividends from net realized
gain on investments	—		—	—	—	(.12)	—
Total Distributions	(.18)		(.19)	(.20)	(.16)	(.26)	(.27)
Net asset value, end of period	11.78		11.72	9.81	9.39	10.18	9.47
Total Return (%)	2.02	[b]	21.69	6.82	(6.33)	10.34	28.89
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets[c]	.04	[d]	.04	.06	.05	.05	.24
Ratio of net expenses
to average net assets[c]	.04	[d]	.04	.06	.04	.04	.08
Ratio of net investment income
to average net assets[c]	2.89	[d]	1.94	1.91	1.07	1.10	.16
Portfolio Turnover Rate	1.42	[b]	10.28	30.63	16.15	20.78	36.68
Net Assets, end of period
($ x 1,000)	613,654		470,634	462,450	475,017	352,131	163,611

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Amounts do not include the expenses of the underlying funds.
d	Annualized.

See notes to financial statements.

14

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Diversified International Fund (the “fund”) is a separate diversified series of Dreyfus Premier Investment Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eight series, including the fund.The fund’s investment objective is to seek long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 400 million shares of $.001 par value Common Stock.The fund currently offers three classes of shares: Class A (200 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

16

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments are valued at the net asset value of each underlying fund determined as of the close of the NewYork Stock Exchange (generally 4 p.m., Eastern time) on the valuation date and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2014 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Mutual Funds†	623,008,616	—	—	623,008,616
† See Statement of Investments for additional detailed categorizations.

At April 30, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended April 30, 2014 were as follows:

Affiliated
Investment	Value				Net Realized
Company	10/31/2013 ($)	Purchases ($)†		Sales ($)	Gain (Loss) ($)
Dreyfus Emerging
Markets Fund, Cl. I	42,549,620	19,303,750		1,007,186	(50,607)
Dreyfus International
Equity Fund, Cl. I	134,226,049	35,215,975		1,777,387	3,007
Dreyfus International
Value Fund, Cl. I	52,812,751	19,108,392		962,751	3,652
Dreyfus/Newton
International
Equity Fund, Cl. I	143,299,437	42,788,589		2,147,675	6,163
International
Stock Fund, Cl. I	105,648,846	29,868,834		1,510,778	(10,104)
Total	478,536,703	146,285,540		7,405,777	(47,889)

† Includes reinvested dividends/distributions.

	Change in Net
Affiliated	Unrealized
Investment	Appreciation	Value		Net	Dividends/
Company	(Depreciation) ($)	4/30/2014	($)	Assets (%) Distributions ($)
Dreyfus Emerging
Markets Fund, Cl. I	(409,492)	60,386,085		9.7	434,386
Dreyfus International
Equity Fund, Cl. I	5,878,728	173,546,372		27.7	1,917,095
Dreyfus International
Value Fund, Cl. I	1,232,246	72,194,290		11.5	1,071,498
Dreyfus/Newton
International
Equity Fund, Cl. I	(109,448)	183,837,066		29.4	2,552,071
International
Stock Fund, Cl. I	(951,995)	133,044,803		21.3	1,564,787
Total	5,640,039	623,008,616		99.6	7,539,837

18

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2014, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2014, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has an unused capital loss carryover of $16,221,837 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2013. If not applied, $415,833 of the carryover expires in fiscal year 2018 and $943,756 expires in fiscal year 2019.The fund has $4,527,844 of post-enactment short-term capital losses and $10,334,404 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2013 was as follows: ordinary income $8,806,615. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $265 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2014, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, there is no management fee paid to the Manager. The fund invests in other mutual funds advised by the Manager. All fees and expenses of the underlying funds are reflected in the underlying funds’ net asset value. The Manager has contractually agreed, from November 1, 2013 through March 1, 2015, to assume the expenses of the fund so that the total annual fund and underlying funds operating expenses of none of the

20

classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.05% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $5,297 during the period ended April 30, 2014.

During the period ended April 30, 2014, the Distributor retained $20 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2014, Class C shares were charged $674 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2014, Class A and Class C shares were charged $11,632 and $225, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency and cash management services for the fund.The majority of

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2014, the fund was charged $2,648 or transfer agency services and $96 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $9.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2014, the fund was charged $1,981 pursuant to the custody agreement.

During the period ended April 30, 2014, the fund was charged $4,598 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: Distribution Plan fees $111, Shareholder Services Plan fees $2,312, custodian fees $1,660, Chief Compliance Officer fees $736 and transfer agency fees $1,306, which are offset against an expense reimbursement currently in effect in the amount of $837.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2014, amounted to $146,285,540 and $7,405,777, respectively.

At April 30, 2014, gross net unrealized appreciation on investments was $131,463,800.

At April 30, 2014, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

22

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 4-5, 2014, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

The Fund 23

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2013, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods (ranking lowest in the Performance Group in the four- and five-year periods), except for the two-year period when the fund’s performance was above the Performance Group median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index and noted that the fund’s performance was above the index’s performance in four of the six years. Dreyfus representatives discussed with the Board the reasons for the fund’s underper-formance and the additional steps taken to improve performance, including replacing in early 2014 an underlying fund in which the fund can invest. The Board stated its expectations for improvements in the fund’s performance results in the future.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense

24

Universe funds and discussed the results of the comparisons.The Board noted that, like most other funds in the Expense Group, the fund pays management fees only at the underlying fund level and that the actual management fees of the fund and the other funds in the Expense Group were zero.They further noted that the fund’s total expenses were below the Expense Group and Expense Universe medians.

Dreyfus representatives noted that Dreyfus has contractually agreed, until March 1, 2015, to assume the expenses of the fund so that the total annual fund and underlying funds operating expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.05% of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus does not receive direct profits from the fund’s management fee, as the fund pays no direct management fee.As such, the Board did not consider an evaluation of profitability or economies of scale to be relevant.The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

The Fund 25

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board noted Dreyfus’ efforts to improve fund performance and agreed to continue to closely monitor performance.

  As described above, the Board did not consider profitability or economies of scale to be relevant since the fund does not pay a direct management fee.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

26

NOTES

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus
Emerging Asia Fund

SEMIANNUAL REPORT April 30, 2014

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
13	Financial Highlights
16	Notes to Financial Statements
28	Information About the Renewal of the Fund’s Management and Sub-Investment Advisory Agreements
FOR MORE INFORMATION
Back Cover

Dreyfus
Emerging Asia Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Emerging Asia Fund, covering the six-month period from November 1, 2013, through April 30, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The mild gains produced by most broad measures of international equity performance over the reporting period masked what we believe to be a major change in market leadership. Over the reporting period’s first half, relatively speculative, growth-oriented companies gained value in response to reports of accelerating economic growth in the United States and Europe. However, more disappointing economic data, several geopolitical crises, and persistent weakness in the world’s emerging markets weighed on investor sentiment over the reporting period’s second half, causing growth-oriented stocks to fall out of favor. Instead, investors preferred the stocks of value-oriented companies that tend to fare relatively well under a variety of economic climates.

We believe that the global economic recovery is likely to persist, led by the more developed markets. However, we may see stark differences in the investment prospects of individual countries, industry groups, and companies depending on their underlying fundamentals. In our judgment, extensive and professional research may be the best way to identify the likely winners and losers. As always, we encourage you to discuss our observations and appropriate investment strategies with your financial advisor.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
May 15, 2014

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2013, through April 30, 2014, as provided by Hugh Simon, Raymond Chan, and Abhijit Sarkar, Portfolio Managers of Hamon Asian Advisors Limited, Sub-Investment Adviser

Fund and Market Performance Overview

For the six-month period ended April 30, 2014, Dreyfus Emerging Asia Fund’s Class A shares produced a total return of –4.21%, Class C shares returned –4.53%, and Class I shares returned –4.06%.1 In comparison, the fund’s benchmark, the MSCI® Emerging Markets Asia Index (the “Index”), produced a total return of –1.25% for the same period.2

Equities in Asian emerging markets generally lost value during the reporting period, mainly due to weakness in China stemming from renewed concerns over the possibility of further economic weakness as the nation transitions from an investment-led to a service-led economy.The fund’s overweight exposure in China dampened its returns compared to the benchmark.

The Fund’s Investment Approach

The fund, which seeks long-term capital appreciation, normally invests at least 80% of its net assets in stocks of companies that are located or principally traded in Asian emerging market countries or other investments that are tied economically to Asian emerging markets. The fund may invest in the stocks of companies of any market capitalization. To determine where the fund will invest, we analyze several factors, including economic, demographic, and political trends in Asian emerging market countries, the current financial condition and future prospects of individual companies and sectors in the Asian emerging markets, and the valuation of one market or company relative to that of another.

Economic Concerns Weighed on Chinese Equities

After posting solid gains over the final months of 2013, China’s stock market declined during the spring of 2014. Investors reacted negatively over the reporting period’s second half when the domestic economy continued to slow amid efforts by the government to adjust the country’s economic focus from investment-led to

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

service-led activity, including a shift in fiscal policy away from general economic stimulus and toward more targeted government spending. Making these changes has proved more difficult than many officials anticipated, particularly in light of the Chinese economy’s size, which ranks as the second largest in the world. Economic activity in China was especially dampened during the reporting period by reduced export activity and the effects of an anti-corruption effort that restrained demand for luxury goods and services among government officials and the economic elite. The nation’s banking system also has come under pressure due to concerns about nonperforming loans and volatile property markets.

Other emerging Asian markets fared better. Most notably, India’s economy, currency, and stock market appeared to stabilize at the start of the reporting period when a new head of the nation’s central bank implemented several regulatory and policy reforms. In addition, investors looked forward to elections in the spring, which brought into office new and more pro-business government officials who have proposed long-awaited reforms. Stocks in Taiwan, the Philippines, and Malaysia also gained a degree of value over the reporting period as economic concerns eased.

Chinese Holdings Undermined Fund Results

Overweight exposure in Chinese stocks proved counterproductive in this environment. Many of the companies that supported the fund’s strong relative performance in previous reporting periods — particularly those in the information technology sector — gave back some of their previous gains.The fund encountered pronounced weakness in solar energy panels producer United Photovoltaics Group, where operational problems disappointed investors during the reporting period. In the information technology sector, smartphone gaming apps developer China Mobile Games and Entertainment Group fell sharply in March along with other companies in its industry, despite the company’s steep market share gains amid a shift among consumers from personal computers to handheld devices. In the energy sector, state oil company CNOOC reported production volumes and earnings that fell short of analysts’ expectations, prompting its elimination from the fund’s portfolio.

The fund achieved better results from other holdings. Most notably, South Korean semiconductor manufacturer SK Hynix benefited from a more stable pricing environment for its DRAM chips. In India, infrastructure developer Larsen & Toubro gained value in anticipation of increases in construction spending.Taiwan’s

4

Gigasolar Materials successfully entered a new market niche, quickly gaining a significant share of the segment.

A Cautiously Optimistic Outlook

Although macroeconomic headwinds generally have continued to weigh on the emerging markets, we have begun to see encouraging signs of progress in China and elsewhere, and we currently expect better economic data and improved investor sentiment later this year. Therefore, we have maintained a generally constructive investment posture, including overweighted exposure to Chinese health care, industrial, and internet companies, which we believe were punished more severely during the recent downturn than was warranted by their underlying business fundamentals. Likewise, we have maintained an overweight position in India, particularly among infrastructure, industrial, and consumer-oriented stocks.We also have identified a number of opportunities in individual companies in other emerging Asian nations.

May 15, 2014

Emerging markets, such as those of China and Taiwan, tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging market countries. Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.These risks are enhanced in emerging market countries.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect an undertaking for the absorption of certain fund expenses by The Dreyfus Corporation through March 1, 2015, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: FACTSET – Reflects reinvestment of dividends and, where applicable, capital gain distributions.The
MSCI Emerging Markets Asia Index is a free-float adjusted market capitalization-weighted index designed to measure equity market performance in the emerging market countries of Asia. Investors cannot invest directly in any index.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Emerging Asia Fund from November 1, 2013 to April 30, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2014

	Class A	Class C	Class I
Expenses paid per $1,000†	$9.22	$12.84	$8.02
Ending value (after expenses)	$957.90	$954.70	$959.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2014

	Class A	Class C	Class I
Expenses paid per $1,000†	$9.49	$13.22	$8.25
Ending value (after expenses)	$1,015.37	$1,011.65	$1,016.61

† Expenses are equal to the fund’s annualized expense ratio of 1.90% for Class A, 2.65% for Class C and 1.65%
for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
April 30, 2014 (Unaudited)

Common Stocks—100.4%	Shares			Value ($)
Cambodia—.8%
NagaCorp	160,000			145,287
China—28.4%
AviChina Industry & Technology, Cl. H	1,060,000			566,030
Baidu, ADR	1,500	[a]		230,775
China Cinda Asset Management, Cl. H	1,150,000			578,489
China Medical System Holdings	536,500			635,251
China Mobile Games & Entertainment Group, ADR	17,800	[a]		302,333
Chongqing Changan Automobile, Cl. B	220,863			398,826
Goldpac Group	180,000		[a]	163,912
Shanghai Fosun Pharmaceutical, Cl. H	59,500	[a]		201,072
Sinotrans, Cl. H	1,172,000			647,000
Tarena International, ADR	20,400			171,156
Tencent Holdings	7,900			492,365
Yashili International Holdings	743,000			359,379
YY, ADR	3,000	[a]		172,080
Zhuzhou CSR Times Electric, Cl. H	120,000			352,124
				5,270,792
Hong Kong—6.2%
China Cord Blood	31,544	[a]		135,955
China State Construction International Holdings	350,000			584,165
CSPC Pharmaceutical Group	176,000			146,422
Galaxy Entertainment Group	22,000	[a]		172,670
United Photovoltaics Group	1,380,000	[a]		108,578
				1,147,790
India—16.9%
Crompton Greaves	190,000			518,511
Glenmark Pharmaceuticals	30,000			300,696
HCL Technologies	12,000			279,115
IRB Infrastructure Developers	200,000			380,502
JK Lakshmi Cement	62,146			122,252
Larsen & Toubro	26,000			557,848
Shriram Transport Finance	37,000			450,760
Yes Bank	71,567			522,974
				3,132,658

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Indonesia—4.8%
Bank Tabungan Negara	3,350,000		334,667
Electronic City Indonesia	1,262,500		251,157
Wijaya Karya Persero	1,600,000		313,454
			899,278
Macau—3.2%
Sands China	80,000		584,036
Malaysia—6.5%
Cahya Mata Sarawak	95,700		279,583
MY E.G. Services	450,000		380,340
Oldtown	347,875		221,583
Sapurakencana Petroleum	241,000	[a]	318,086
			1,199,592
Philippines—3.4%
D&L Industries	1,700,000		348,542
Metro Pacific Investments	6,000		682
Vista Land & Lifescapes	2,107,100		285,011
			634,235
South Korea—14.1%
Hyundai Motor	1,400		311,623
Kolao Holdings	18,098		449,253
Sapphire Technology	14,888	[a]	596,500
Seegene	7,500	[a]	410,094
Shinsegae	1,800		390,206
SK Hynix	12,000	[a]	466,273
			2,623,949
Taiwan—13.0%
Chicony Power Technology	144,000		204,570
Flytech Technology	79,000		303,464
Giga Solar Materials	35,000		807,835
Ledlink Optics	157,000		464,272
Posiflex Techology	55,000		285,946
Sercomm	170,000		342,274
			2,408,361

8

Common Stocks (continued)		Shares	Value ($)
Thailand—3.1%
Mega Lifesciences		483,900	339,448
Thai Union Frozen Products, NVDR		111,500	241,194
			580,642

Total Investments (cost $18,365,789)		100.4%	18,626,620
Liabilities, Less Cash and Receivables		(.4%)	(69,185)
Net Assets		100.0%	18,557,435

ADR—American Depository Receipts
NVDR—Non-Voting Depository Receipts
a Non-income producing security.

Portfolio Summary (Unaudited)†
Value (%)			Value (%)
Information Technology	29.1	Consumer Staples	4.4
Industrial	23.7	Materials	2.6
Consumer Discretionary	15.5	Energy	1.7
Financial	11.7
Health Care	11.7		100.4

† Based on net assets.
See notes to financial statements.

The Fund 9

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2014 (Unaudited)

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments		18,365,789	18,626,620
Cash denominated in foreign currencies		355,292	355,919
Receivable for investment securities sold			78,880
Receivable for shares of Common Stock subscribed			11,510
Dividends receivable			10,083
Prepaid expenses			22,262
			19,105,274
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			39,232
Cash overdraft due to Custodian			435,365
Payable for shares of Common Stock redeemed			19,155
Accrued expenses			54,087
			547,839
Net Assets ($)			18,557,435
Composition of Net Assets ($):
Paid-in capital			37,541,616
Accumulated investment (loss)—net			(305,361)
Accumulated net realized gain (loss) on investments			(18,940,520)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions			261,700
Net Assets ($)			18,557,435

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	11,604,090	4,137,288	2,816,057
Shares Outstanding	1,455,902	545,947	350,174
Net Asset Value Per Share ($)	7.97	7.58	8.04

See notes to financial statements.

10

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2014 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $5,732 foreign taxes withheld at source):
Unaffiliated issuers	51,572
Affiliated issuers	4
Total Income	51,576
Expenses:
Management fee—Note 3(a)	137,968
Shareholder servicing costs—Note 3(c)	48,404
Professional fees	37,734
Custodian fees—Note 3(c)	33,104
Distribution fees—Note 3(b)	19,467
Registration fees	19,272
Prospectus and shareholders’ reports	5,295
Directors’ fees and expenses—Note 3(d)	607
Interest expense—Note 2	108
Loan commitment fees—Note 2	93
Miscellaneous	9,687
Total Expenses	311,739
Less—reduction in expenses due to undertaking—Note 3(a)	(86,999)
Less—reduction in fees due to earnings credits—Note 3(c)	(20)
Net Expenses	224,720
Investment (Loss)—Net	(173,144)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(547,319)
Net realized gain (loss) on forward foreign currency exchange contracts	2,798
Net Realized Gain (Loss)	(544,521)
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(203,571)
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	(65)
Net Unrealized Appreciation (Depreciation)	(203,636)
Net Realized and Unrealized Gain (Loss) on Investments	(748,157)
Net (Decrease) in Net Assets Resulting from Operations	(921,301)

See notes to financial statements.

The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2014	Year Ended
	(Unaudited)	October 31, 2013
Operations ($):
Investment (loss)—net	(173,144)	(155,233)
Net realized gain (loss) on investments	(544,521)	(1,578,636)
Net unrealized appreciation
(depreciation) on investments	(203,636)	1,783,581
Net Increase (Decrease) in Net Assets
Resulting from Operations	(921,301)	49,712
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	257,004	3,159,693
Class C	168,425	667,773
Class I	228,164	4,227,828
Cost of shares redeemed:
Class A	(2,974,118)	(9,265,196)
Class C	(2,143,737)	(2,837,379)
Class I	(2,101,340)	(6,467,658)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(6,565,602)	(10,514,939)
Total Increase (Decrease) in Net Assets	(7,486,903)	(10,465,227)
Net Assets ($):
Beginning of Period	26,044,338	36,509,565
End of Period	18,557,435	26,044,338
Accumulated investment (loss)—net	(305,361)	(132,217)
Capital Share Transactions (Shares):
Class Aa
Shares sold	31,290	356,575
Shares redeemed	(361,886)	(1,090,529)
Net Increase (Decrease) in Shares Outstanding	(330,596)	(733,954)
Class Ca
Shares sold	21,601	80,380
Shares redeemed	(275,774)	(350,794)
Net Increase (Decrease) in Shares Outstanding	(254,173)	(270,414)
Class I
Shares sold	27,410	465,710
Shares redeemed	(253,707)	(743,965)
Net Increase (Decrease) in Shares Outstanding	(226,297)	(278,255)

a During the period ended October 31, 2013, 9,987 Class C shares representing $87,288 were exchanged for 9,571
Class A shares.

See notes to financial statements.

12

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2014			Year Ended October 31,
Class A Shares	(Unaudited)	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value,
beginning of period	8.32	8.28	8.44	12.90	10.34	4.01
Investment Operations:
Investment (loss)—net[a]	(.06)	(.03)	(.02)	(.09)	(.02)	(.02)
Net realized and unrealized
gain (loss) on investments	(.29)	.07	(.14)	(4.38)	2.57	6.33
Total from Investment Operations	(.35)	.04	(.16)	(4.47)	2.55	6.31
Proceeds from redemption fees[b]	.00 [c]	.00 [c]	.00 [c]	.01	.01	.02
Net asset value, end of period	7.97	8.32	8.28	8.44	12.90	10.34
Total Return (%)[d]	(4.21)[e]	.48	(1.90)	(34.63)	24.86	158.50
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.64 [f]	2.43	2.30	1.99	2.05	2.80
Ratio of net expenses
to average net assets	1.90 [f]	1.90	1.92	1.99	1.95	2.00
Ratio of net investment (loss)
to average net assets	(1.42)[f]	(.32)	(.28)	(.77)	(.17)	(.29)
Portfolio Turnover Rate	79.46 [e]	170.92	187.30	131.78	75.72	100.74
Net Assets, end of period
($ x 1,000)	11,604	14,860	20,870	32,000	81,709	58,548

a	Based on average shares outstanding at each month end.
b	See Note 3(e).
c	Amount represents less than $.01 per share.
d	Exclusive of sales charge.
e	Not annualized.
f	Annualized.

See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2014			Year Ended October 31,
Class C Shares	(Unaudited)	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value,
beginning of period	7.94	7.96	8.18	12.61	10.18	3.98
Investment Operations:
Investment (loss)—net[a]	(.09)	(.09)	(.08)	(.17)	(.09)	(.08)
Net realized and unrealized
gain (loss) on investments	(.27)	.07	(.14)	(4.27)	2.51	6.27
Total from Investment Operations	(.36)	(.02)	(.22)	(4.44)	2.42	6.19
Proceeds from redemption fees[b]	.00 [c]	.00 [c]	.00 [c]	.01	.01	.01
Net asset value, end of period	7.58	7.94	7.96	8.18	12.61	10.18
Total Return (%)[d]	(4.53)[e]	(.25)	(2.69)	(35.13)	23.87	155.78
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	3.50 [f]	3.25	3.12	2.75	2.77	3.71
Ratio of net expenses
to average net assets	2.65 [f]	2.65	2.66	2.75	2.70	2.75
Ratio of net investment (loss)
to average net assets	(2.20)[f]	(1.07)	(1.00)	(1.51)	(.83)	(.98)
Portfolio Turnover Rate	79.46 [e]	170.92	187.30	131.78	75.72	100.74
Net Assets, end of period
($ x 1,000)	4,137	6,352	8,525	12,663	32,166	15,090

a	Based on average shares outstanding at each month end.
b	See Note 3(e).
c	Amount represents less than $.01 per share.
d	Exclusive of sales charge.
e	Not annualized.
f	Annualized.

See notes to financial statements.

14

Six Months Ended
April 30, 2014			Year Ended October 31,
Class I Shares	(Unaudited)	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value,
beginning of period	8.38	8.32	8.50	12.96	10.34	4.00
Investment Operations:
Investment income (loss)—net[a]	(.05)	(.02)	.01	(.05)	.01	(.03)
Net realized and unrealized
gain (loss) on investments	(.29)	.08	(.19)	(4.42)	2.60	6.35
Total from Investment Operations	(.34)	.06	(.18)	(4.47)	2.61	6.32
Proceeds from redemption fees[b]	.00 [c]	.00 [c]	.00 [c]	.01	.01	.02
Net asset value, end of period	8.04	8.38	8.32	8.50	12.96	10.34
Total Return (%)	(4.06)[d]	.72	(2.12)	(34.41)	25.34	158.50
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.53 [e]	2.25	2.28	1.72	1.74	2.05
Ratio of net expenses
to average net assets	1.65 [e]	1.65	1.67	1.72	1.69	1.75
Ratio of net investment income
(loss) to average net assets	(1.20)[e]	(.20)	.14	(.43)	.13	(.31)
Portfolio Turnover Rate	79.46 [d]	170.92	187.30	131.78	75.72	100.74
Net Assets, end of period
($ x 1,000)	2,816	4,832	7,115	17,473	38,356	17,558

a	Based on average shares outstanding at each month end.
b	See Note 3(e).
c	Amount represents less than $.01 per share.
d	Not annualized.
e	Annualized.

See notes to financial statements.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Emerging Asia Fund (the “fund”) is a separate non-diversified series of Dreyfus Premier Investment Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eight series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Hamon Asian Advisors Limited (“Hamon”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 800 million shares of $.001 par value Common Stock. The fund currently offers three classes of shares: Class A (300 million shares authorized), Class C (250 million shares authorized), and Class I (250 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are

16

charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

18

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2014 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Foreign
Common Stocks†	18,626,620	—	—	18,626,620

†	See Statement of Investments for additional detailed categorizations.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At April 30, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended April 30, 2014 were as follows:

Affiliated
Investment	Value				Value		Net
Company	10/31/2013	($)	Purchases ($)	Sales ($)	4/30/2014	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	—		1,457,000	1,457,000	—		—

20

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S.These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

The fund follows an investment policy of investing primarily in Asian emerging market countries. Because the fund’s investments are concentrated in Asian emerging market countries, the fund’s performance is expected to be closely tied to social, political and economic conditions within Asia and to be more volatile than the performance of more geographically diversified funds.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2014, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

tax expense in the Statement of Operations. During the period ended April 30, 2014, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The fund has an unused capital loss carryover of $18,395,994 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2013. If not applied, $938,643 of the carryover expires in fiscal year 2016 and $3,614,006 expires in fiscal year 2019.The fund has $4,836,711 of post-enactment short-term capital losses and $9,006,634 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The fund has analyzed its tax positions with respect to applicable income tax issues for open tax years (in each respective jurisdiction) and determined no material tax liabilities existed. The fund operates in certain jurisdictions where the tax laws are evolving and, therefore, the application and interpretation of these laws and regulations is uncertain. In the future, the fund’s tax position in these jurisdictions may be subject to review from time to time which could result in tax liabilities.

22

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $265 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2014 was approximately $19,900 with a related weighted average annualized interest rate of 1.10%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of 1.25% of the value of the fund’s average daily net assets and is payable monthly.

Dreyfus has contractually agreed, from November 1, 2013 through March 1, 2015, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.65% of the value of the fund’s average daily net assets.The reduction in expenses, pursuant to the undertaking, amounted to $86,999 during the period ended April 30, 2014.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Pursuant to a sub-investment advisory agreement between Dreyfus and Hamon, Dreyfus pays Hamon a fee at the annual rate of .625% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended April 30, 2014, the Distributor retained $162 from commissions earned on sales of the fund’s Class A shares and $734 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2014, Class C shares were charged $19,467 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2014, Class A and Class C shares were charged $16,504 and $6,489, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing

24

transfer agency and cash management services for the fund.The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2014, the fund was charged $5,382 for transfer agency services and $220 for cash management services.These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $20.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2014, the fund was charged $33,104 pursuant to the custody agreement.

During the period ended April 30, 2014, the fund was charged $4,598 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $20,014, Distribution Plan fees $2,671, Shareholder Services Plan fees $3,382, custodian fees $24,823, Chief Compliance Officer fees $736 and transfer agency fees $2,526, which are offset against an expense reimbursement currently in effect in the amount of $14,920.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to certain exceptions, including redemptions made through the use of the fund’s exchange privilege. During the period ended April 30, 2014, the fund charged and retained $590 in redemption fees.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended April 30, 2014, amounted to $17,763,970 and $24,589,737, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended April 30, 2014 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. At April 30, 2014, there were no forward contracts outstanding.

26

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2014:

Average Market Value ($)
Forward contracts	118,536

At April 30, 2014, accumulated net unrealized appreciation on investments was $260,831, consisting of $1,596,091 gross unrealized appreciation and $1,335,260 gross unrealized depreciation.

At April 30, 2014, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund 27

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AND SUB-INVESTMENT
ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on March 4-5, 2014, the Board considered the renewal of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Hamon Asian Advisors Limited (the “Sub-Adviser”) provides day-to-day management of the fund’s investments.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting

28

legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Sub-Adviser.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2013, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods and ranked in the fourth quartile of the Performance Group and Performance Universe (lowest in the Performance Group in all periods) in all periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. Dreyfus representatives discussed with the Board the reasons for the fund’s under-performance and the additional steps taken to improve performance,

The Fund 29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND
SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

including appointing a new portfolio manager in early 2014.The Dreyfus representatives also noted that the fund’s performance had improved since the period of the performance analyzed by Lipper. The Board stated its expectations for improvements in the fund’s performance results in the future.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was above the Expense Group median (highest in the Expense Group), the fund’s actual management fee was below the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group and Expense Universe medians (highest in the Expense Group and Expense Universe).The Board also noted that the fund had approximately $23 million in assets.

Dreyfus representatives noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until March 1, 2015, so that the direct expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.65% of the value of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Sub-Adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board considered the relevance of the fee information provided for the

30

Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Board considered the fee to the Sub-Adviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Sub-Adviser and Dreyfus.The Board also noted the Sub-Adviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus of managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit.The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus.The Board also noted the expense limitation arrangement and its effect on Dreyfus’ profitability.The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus and the Sub-Adviser, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a

The Fund 31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND
SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board also considered potential benefits to Dreyfus and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Sub-Adviser are adequate and appropriate.

  The Board agreed to closely monitor performance and determined to approve renewal of the Agreements only through September 30, 2014.

  The Board concluded that the fees paid to Dreyfus and the Sub- Adviser were reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

32

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Sub-Adviser, of the fund and the services provided to the fund by Dreyfus and the Sub-Adviser.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined that renewal of the Agreements through September 30, 2014 was in the best interests of the fund and its shareholders.

The Fund 33

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus
Global Real Estate
Securities Fund

SEMIANNUAL REPORT April 30, 2014

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
20	Notes to Financial Statements
33	Information About the Renewal of the Fund’s Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus
Global Real Estate
Securities Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Global Real Estate Securities Fund, covering the six-month period from November 1, 2013, through April 30, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The mild gains produced by most broad measures of international equity performance over the reporting period masked what we believe to be a major change in market leadership. Over the reporting period’s first half, relatively speculative, growth-oriented companies gained value in response to reports of accelerating economic growth in the United States and Europe. However, more disappointing economic data, several geopolitical crises, and persistent weakness in the world’s emerging markets weighed on investor sentiment over the reporting period’s second half, causing growth-oriented stocks to fall out of favor. Instead, investors preferred the stocks of value-oriented companies that tend to fare relatively well under a variety of economic climates.

We believe that the global economic recovery is likely to persist, led by the more developed markets. However, we may see stark differences in the investment prospects of individual countries, industry groups, and companies depending on their underlying fundamentals. In our judgment, extensive and professional research may be the best way to identify the likely winners and losers. As always, we encourage you to discuss our observations and appropriate investment strategies with your financial advisor.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
May 15, 2014

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2013, through April 30, 2014, as provided by E. Todd Briddell and Dean Frankel, Portfolio Managers, CenterSquare Investment Management, Inc., Sub-Investment Adviser

Fund and Market Performance Overview

For the six-month period ended April 30, 2014, Dreyfus Global Real Estate Securities Fund’s Class A shares produced a total return of 2.96%, Class C shares returned 2.66%, Class I shares returned 3.06%, and Class Y shares returned 3.05%.1 In comparison, the FTSE EPRA/NAREIT Developed Index, the fund’s benchmark, achieved a total return of 3.74% for the same period.2

Improved economic conditions helped support real estate values in the United States, Europe, and the United Kingdom, but properties in Japan, Hong Kong, and China fared less well over the reporting period. The fund produced lower returns than its benchmark, mainly due to relative weakness among its holdings in Hong Kong.The fund’s relative performance also was affected by fund fees and expenses that are not reflected in the benchmark’s results.

The Fund’s Investment Approach

The fund seeks to maximize total return consisting of capital appreciation and current income by investing at least 80% of its assets in companies principally engaged in the real estate sector. Under normal market conditions, the fund expects to invest at least 40% of its assets in companies located outside the United States, and to invest in at least 10 different countries. The fund also may invest in companies located in emerging markets and in companies of any market capitalization. Our proprietary approach quantifies investment opportunity both from a real estate and stock perspective.

Mixed Results from Global Real Estate Markets

Investors in developed markets generally responded positively to improving global economic conditions over the reporting period. A gradual U.S. economic recovery continued despite harsh winter weather, and moderating yields of U.S. Treasury securities helped demand for high yielding real estate investment trusts (“REITs”).

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

After several years of economic weakness in Europe, investors began warming up to the region’s opportunities as growth picked up in core countries, such as Germany, and long-awaited signs of recovery emerged in some of the region’s more troubled economies. Meanwhile, in the United Kingdom, investor sentiment improved and property values rallied strongly on the back of positive macroeconomic data as well as strong London office and residential markets.

However, the Japanese property market gave back some of its earlier gains as the nation continued to digest the aggressively stimulative monetary and fiscal policies intended to reflate the country’s long-stagnant economy. The world’s emerging markets also generally struggled due to sluggish growth trends, questionable economic policies, and weakening currency exchange rates. Real estate values in Hong Kong and China proved especially vulnerable to uncertainty surrounding the local economic and regulatory environments, while results from Canada and Australia were dampened by adverse currency fluctuations.

Hong Kong Weakness Offset Gains in Other Regions

Although the fund participated to a significant degree in the global real estate markets’ mild gains over the reporting period, its relative performance was undermined by disappointments in Hong Kong, where investors responded negatively to New World Development’s purchase at book value of the shares it did not already own in the company’s mainland China affiliate. To a lesser extent, the fund’s underweighted exposure to Hong Kong office properties also hurt relative results.

The fund achieved better results compared to its benchmark in the United States, where our security selection strategy was particularly effective.Top U.S. performers spanned a variety of market sectors, including prime office developers, shopping malls, and shopping centers, all of which benefited from our focus on higher quality securities. Relative results in the United Kingdom were buoyed by gains among properties in the West End of London and an emphasis on smaller REITs.Although China’s real estate market generally underperformed global market averages, the fund scored better-than-average results in the region through a focus on industrial properties and correspondingly light exposure to residential real estate.

At times during the reporting period, the fund received warrants, a form of derivative instruments, in rights offerings from some of its equity holdings.

4

Selectivity Likely to Be Key to Success

We generally have remained optimistic about the prospects for global real estate securities over the months ahead. We currently expect U.K. real estate markets to remain strong as the local economy gains momentum.We also expect the Euro-zone to do well with moderate growth and the potential for a central bank economic stimulus. A mildly accelerating U.S. economic recovery also is expected to further benefit real estate developers, but we are mindful that potentially higher yields on Treasury securities could siphon investor demand away from REITs. We view Canada’s prospects less favorably due to lack of organic growth, and in China, concerns around growth prospects and the health of the financial system continue. Therefore, over the course of the reporting period, we increased the fund’s exposure to Europe and reduced its positions in China and Hong Kong.

May 15, 2014

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.These risks are enhanced in emerging market countries. Because the fund’s investments are concentrated in the securities of companies principally engaged in the real estate sector, the value of the fund’s shares will be affected by factors particular to the real estate sector and may fluctuate more widely than that of a fund which invests in a broader range of industries.The securities of issuers that are principally engaged in the real estate sector may be subject to risks similar to those associated with the direct ownership of real estate.These include declines in real estate values and defaults by mortgagors or other borrowers.

In addition to the risks which are linked to the real estate sector in general, REITs are subject to additional risks. Equity REITs may be affected by changes in the value of the underlying property owned by the trust, while mortgage REITs may be affected by the quality of any credit extended. Further, REITs are highly dependent upon management skill and often are not diversified. REITs also are subject to heavy cash flow dependency and to defaults by borrowers or lessees.

1 Total returns include reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through March 1, 2015, at which time it may be extended, terminated or modified.
2 SOURCE: LIPPER — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The
FTSE European Public Real Estate Association (EPRA) National Association of Real Estate Investment Trusts
(NAREIT) Developed Global Real Estate Securities Index is an unmanaged index designed to track the performance of listed real estate companies and REITs worldwide. Investors cannot invest directly in any index.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Global Real Estate Securities Fund from November 1, 2013 to April 30, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2014

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.54	$10.30	$5.19	$5.29
Ending value (after expenses)	$1,029.60	$1,026.60	$1,030.60	$1,030.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2014

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.51	$10.24	$5.16	$5.26
Ending value (after expenses)	$1,018.35	$1,014.63	$1,019.69	$1,019.59

† Expenses are equal to the fund’s annualized expense ratio of 1.30% for Class A, 2.05% for Class C, 1.03% for
Class I and 1.05 for ClassY, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
April 30, 2014 (Unaudited)

Common Stocks—98.2%	Shares		Value ($)
Australia—6.5%
Dexus Property Group	3,136,920		3,307,604
Federation Centres	2,008,120		4,645,187
Goodman Group	661,830		3,061,893
Mirvac Group	6,693,020		10,881,139
Stockland	972,740		3,515,285
Westfield Group	1,128,820		11,482,938
Westfield Retail Trust	3,023,890		8,961,297
			45,855,343
Canada—2.9%
Allied Properties Real Estate Investment Trust	92,560		2,888,990
Boardwalk Real Estate Investment Trust	62,260		3,509,350
Calloway Real Estate Investment Trust	141,450		3,456,075
Chartwell Retirement Residences	6,040	[a]	57,477
Chartwell Retirement Residences	248,590		2,365,580
Dundee Real Estate Investment Trust, Cl. A	312,120		8,224,101
			20,501,572
Finland—.3%
Sponda	363,360		1,870,235
France—4.3%
ICADE	40,080		4,086,959
Mercialys	124,830		2,871,367
Unibail-Rodamco	85,090		22,954,704
			29,913,030
Germany—2.3%
Alstria Office REIT	434,300	[b]	5,992,111
Deutsche Wohnen-BR	323,390		6,929,465
LEG Immobilien	47,580	[b]	3,173,760
			16,095,336
Hong Kong—5.9%
China Overseas Land & Investment	726,000		1,781,067
Henderson Land Development	117,000		697,206
Hongkong Land Holdings	468,171		3,277,197
Link REIT	974,844		4,847,218
New World Development	5,397,109		5,569,089
Shimao Property Holdings	1,327,500		2,619,745

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Hong Kong (continued)
Sino Land	260,000		389,013
Sun Hung Kai Properties	788,000		9,925,022
Wharf Holdings	1,776,200		12,428,669
			41,534,226
Japan—12.2%
GLP J-REIT	4,270		4,214,242
Hulic Reit	476		664,403
Japan Excellent	2,545		3,375,576
Japan Logistics Fund	1,386		3,123,533
Kenedix Office Investment	1,104		5,507,312
Mitsubishi Estate	487,000		11,022,820
Mitsui Fudosan	768,000		22,694,068
Mori Hills REIT Investment	3,059		4,081,260
Nippon Building Fund	1,893		10,480,149
Sumitomo Realty & Development	455,000		17,624,101
Tokyo Tatemono	295,000		2,348,804
			85,136,268
Luxembourg—.9%
GAGFAH	387,270	[b]	6,114,224
Netherlands—.8%
Corio	76,420		3,576,621
Eurocommercial Properties	46,940		2,154,890
			5,731,511
Norway—.4%
Norwegian Property	2,184,830	[b]	2,775,006
Singapore—4.2%
Ascendas Real Estate Investment Trust	2,578,000		4,708,957
CapitaCommercial Trust	1,081,000		1,379,596
CapitaLand	2,541,000		6,485,762
Fortune Real Estate Investment Trust	5,694,000		4,509,401
Global Logistic Properties	3,728,000		8,474,755
Keppel REIT Management	1,085,000		1,047,180
Mapletree Greater China Commercial Trust	3,951,000		2,662,994
			29,268,645

8

Common Stocks (continued)	Shares		Value ($)
Spain—.2%
Hispania Activos Inmobiliarios	45,290		637,126
Lar Espana Real Estate Socimi	46,920		670,472
			1,307,598
Sweden—1.2%
Wihlborgs Fastigheter	423,520		8,141,860
Switzerland—.1%
Mobimo Holding	3,904	[b]	837,934
United Kingdom—7.4%
Capital & Counties Properties	1,613,410		9,090,209
Hammerson	1,099,910		10,594,628
Land Securities Group	652,362		11,697,313
Londonmetric Property	2,444,480		5,707,969
Safestore Holdings	737,828		2,868,321
Tritax Big Box REIT	2,056,190		3,788,440
Unite Group	1,134,355		8,091,865
			51,838,745
United States—48.6%
Alexandria Real Estate Equities	69,436		5,125,766
American Assets Trust	22,167		752,570
American Campus Communities	116,110		4,435,402
Ashford Hospitality Prime	103,554		1,588,518
AvalonBay Communities	49,830		6,804,286
Aviv REIT	108,234		2,856,295
Boston Properties	149,140		17,470,260
Brandywine Realty Trust	229,410		3,337,915
Camden Property Trust	51,150		3,503,263
Digital Realty Trust	57,280		3,058,752
Duke Realty	503,670		8,824,298
Empire State Realty Trust, Cl. A	169,560		2,594,268
Equity Residential	103,760		6,167,494
Essex Property Trust	84,611		14,659,702
Federal Realty Investment Trust	50,260		5,907,560
First Industrial Realty Trust	130,580		2,398,755
General Growth Properties	440,470		10,117,596

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
United States (continued)
HCP	236,970		9,919,564
Health Care REIT	85,110		5,369,590
Highwoods Properties	321,250		12,962,437
Host Hotels & Resorts	633,340		13,585,143
Hudson Pacific Properties	294,150		6,927,233
Kimco Realty	482,100		11,049,732
Liberty Property Trust	249,480		9,355,500
Macerich	103,030		6,687,677
Mid-America Apartment Communities	104,050		7,247,083
Omega Healthcare Investors	51,320		1,784,910
Prologis	410,680		16,685,928
Public Storage	53,900		9,459,989
Regency Centers	179,270		9,399,126
Retail Properties of America, Cl. A	242,420		3,471,454
Rexford Industrial Realty	34,979		497,401
Simon Property Group	290,790		50,364,828
SL Green Realty	91,260		9,555,835
Sovran Self Storage	49,097		3,726,462
Strategic Hotels & Resorts	436,150	[b]	4,706,059
Sunstone Hotel Investors	658,460		9,422,563
Tanger Factory Outlet Centers	202,170		7,213,426
UDR	405,530		10,487,006
Ventas	206,740		13,661,379
Vornado Realty Trust	68,500		7,028,100
			340,171,125
Total Common Stocks
(cost $607,679,968)			687,092,658
	Number of
Participation Notes—.0%	Participation Notes		Value ($)
Hong Kong
Sun Hung Kai Properties
(cost $139,324)	65,667	[b]	44,213

10

Other Investment—.6%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $4,237,000)	4,237,000 [c]	4,237,000

Total Investments (cost $612,056,292)	98.8%	691,373,871
Cash and Receivables (Net)	1.2%	8,094,687
Net Assets	100.0%	699,468,558

BR—Bearer Certificate
REIT—Real Estate Investment Trust

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At April 30, 2014, this security was valued at $57,477 or .01% of net assets.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Office	19.1	Real Estate Services	5.0
Diversified	18.7	Hotel	4.2
Regional Malls	10.6	Self Storage	2.3
Multifamily	9.4	Residential	1.4
Retail	9.1	Specialty	1.2
Industrial	6.0	Office & Industrial	.7
Shopping Centers	5.4	Money Market Investment	.6
Health Care	5.1		98.8

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2014 (Unaudited)

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers			607,819,292	687,136,871
Affiliated issuers			4,237,000	4,237,000
Cash				5,064,429
Cash denominated in foreign currencies			3,722,145	3,736,389
Dividends receivable				1,474,504
Receivable for investment securities sold				1,132,198
Receivable for shares of Common Stock subscribed				196,711
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4				1,207
Prepaid expenses				39,411
				703,018,720
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				605,047
Payable for investment securities purchased				2,301,183
Payable for shares of Common Stock redeemed				588,974
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4				40
Accrued expenses				54,918
				3,550,162
Net Assets ($)				699,468,558
Composition of Net Assets ($):
Paid-in capital				647,417,307
Accumulated distributions in excess of investment income—net				(16,044,480)
Accumulated net realized gain (loss) on investments				(11,234,162)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions				79,329,893
Net Assets ($)				699,468,558

Net Asset Value Per Share
	Class A	Class C	Class I	Class Y
Net Assets ($)	11,768,838	1,185,688	661,213,870	25,300,162
Shares Outstanding	1,348,696	138,402	76,617,558	2,932,885
Net Asset Value Per Share ($)	8.73	8.57	8.63	8.63
See notes to financial statements.

12

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2014 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $414,754 foreign taxes withheld at source):
Unaffiliated issuers	10,704,070
Affiliated issuers	1,330
Interest	296
Total Income	10,705,696
Expenses:
Management fee—Note 3(a)	3,090,621
Custodian fees—Note 3(c)	92,811
Professional fees	45,670
Shareholder servicing costs—Note 3(c)	36,990
Registration fees	35,228
Directors’ fees and expenses—Note 3(d)	24,358
Prospectus and shareholders’ reports	13,726
Distribution fees—Note 3(b)	4,502
Loan commitment fees—Note 2	2,995
Interest expense—Note 2	549
Miscellaneous	19,058
Total Expenses	3,366,508
Less—reduction in expenses due to undertaking—Note 3(a)	(9,562)
Less—reduction in fees due to earnings credits—Note 3(c)	(14)
Net Expenses	3,356,932
Investment Income—Net	7,348,764
Realized and Unrealized Gain (Loss) on Investments—Note 4($):
Net realized gain (loss) on investments and foreign currency transactions	(3,918,251)
Net realized gain (loss) on forward foreign currency exchange contracts	37,069
Net Realized Gain (Loss)	(3,881,182)
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	16,551,833
Net unrealized appreciation (depreciation)
on forward foreign currency exchange contracts	1,167
Net Unrealized Appreciation (Depreciation)	16,553,000
Net Realized and Unrealized Gain (Loss) on Investments	12,671,818
Net Increase in Net Assets Resulting from Operations	20,020,582

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended
	April 30, 2014	Ten Months Ended	Year Ended
	(Unaudited)	October 31, 2013[a,b]	December 31, 2012
Operations ($):
Investment income—net	7,348,764	7,175,495	6,720,589
Net realized gain (loss) on investments	(3,881,182)	13,879,041	14,013,792
Net unrealized appreciation
(depreciation) on investments	16,553,000	12,548,546	60,067,353
Net Increase (Decrease) in Net
Assets Resulting from Operations	20,020,582	33,603,082	80,801,734
Dividends to Shareholders from ($):
Investment income—net:
Class A	(254,440)	(25,635)	(446,322)
Class C	(29,519)	—	(49,721)
Class I	(18,217,354)	(2,022,420)	(24,162,459)
Class Y	(29)	—	—
Total Dividends	(18,501,342)	(2,048,055)	(24,658,502)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	3,366,551	5,902,065	7,284,056
Class C	72,572	968,342	825,015
Class I	75,984,437	228,787,092	208,668,448
Class Y	24,750,420	1,000
Dividends reinvested:
Class A	241,250	24,808	437,212
Class C	21,921	—	23,805
Class I	7,028,710	614,725	7,320,117
Cost of shares redeemed:
Class A	(1,748,794)	(6,156,426)	(787,528)
Class C	(206,055)	(843,948)	(218,376)
Class I	(85,203,340)	(59,405,722)	(44,386,786)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	24,307,672	169,891,936	179,165,963
Total Increase (Decrease)
in Net Assets	25,826,912	201,446,963	235,309,195
Net Assets ($):
Beginning of Period	673,641,646	472,194,683	236,885,488
End of Period	699,468,558	673,641,646	472,194,683
Distributions in excess of
investment income—net	(16,044,480)	(4,891,902)	(15,833,588)

14

Six Months Ended
	April 30, 2014	Ten Months Ended	Year Ended
	(Unaudited)	October 31, 2013[a,b]	December 31, 2012
Capital Share Transactions:
Class Ac
Shares sold	400,697	689,171	896,907
Shares issued for dividends reinvested	29,601	2,888	53,580
Shares redeemed	(208,661)	(717,163)	(100,371)
Net Increase (Decrease) in
Shares Outstanding	221,637	(25,104)	850,116
Class Cc
Shares sold	8,688	114,510	105,724
Shares issued for dividends reinvested	2,733	—	2,957
Shares redeemed	(25,417)	(101,894)	(27,305)
Net Increase (Decrease) in
Shares Outstanding	(13,996)	12,616	81,376
Class I
Shares sold	9,151,839	27,128,378	26,817,101
Shares issued for dividends reinvested	873,131	72,406	907,078
Shares redeemed	(10,300,032)	(7,066,971)	(5,681,746)
Net Increase (Decrease) in
Shares Outstanding	(275,062)	20,133,813	22,042,433
Class Y
Shares sold	2,932,763	122.55	—

a The fund has changed its fiscal year end from December 31 to October 31.
b Effective July 1, 2013, the fund commenced offering ClassY shares.
c During the period ended October 31, 2013, 8,684 Class C shares representing $78,761 were exchanged for 8,561
Class A shares.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

Please note that the financial highlights information in the following tables for the fund’s Class A and Class I shares represents the financial highlights of the Class A and Institutional shares, respectively, of the fund’s predecessor, BNY Hamilton Global Real Estate Securities Fund (“Hamilton Global Real Estate Securities Fund”), before the fund commenced operations as of the close of business on September 12, 2008, and represents the performance of the fund’s Class A and Class I shares thereafter. Before the fund commenced operations, all of the net assets of the Hamilton Global Real Estate Securities Fund were transferred to the fund in exchange for Class A and Class I shares of the fund in a tax-free reorganization.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s and the fund’s predecessor’s financial statements.

	Six Months
	Ended		Ten Months
April 30, 2014			Ended			Year Ended December 31,
Class A Shares†	(Unaudited) October 31, 2013[a]				2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	8.71		8.23		6.84	7.41	6.56	5.02	9.04
Investment Operations:
Investment income—net[b]	.08		.09		.09	.10	.05	.08	.16
Net realized and
unrealized gain (loss)
on investments	.16		.41		1.72	(.52)	1.07	1.74	(4.08)
Total from
Investment Operations	.24		.50		1.81	(.42)	1.12	1.82	(3.92)
Distributions:
Dividends from
investment income—net	(.22)		(.02)		(.42)	(.15)	(.27)	(.28)	(.10)
Net asset value,
end of period	8.73		8.71		8.23	6.84	7.41	6.56	5.02
Total Return (%)[c]	2.96	[d]	6.07	[d]	26.50	(5.74)	17.15	36.38	(43.60)
Ratios/Supplemental
Data (%):
Ratio of total expenses
to average net assets	1.42	[e]	1.51	[e]	1.55	1.57	1.67	4.36	1.62
Ratio of net expenses
to average net assets	1.30	[e]	1.34	[e]	1.43	1.55	1.60	1.60	1.41
Ratio of net investment
income to average
net assets	1.98	[e]	1.23	[e]	1.13	1.36	.74	1.44	1.83
Portfolio Turnover Rate	26.06	[d]	44.80	[d]	46.17	80.41	86.02	97.43	79
Net Assets, end of period
($ x 1,000)	11,769		9,812		9,478	2,066	1,756	162	12

† Represents information for Class A shares of the fund’s predecessor, Hamilton Global Real Estate Securities Fund, through September 12, 2008.
a The fund has changed its fiscal year end from December 31 to October 31.
b Based on average shares outstanding at each month end.
c Exclusive of sales charge.
d Not annualized.
e Annualized.

See notes to financial statements.

16

	Six Months
	Ended		Ten Months
April 30, 2014			Ended			Year Ended December 31,
Class C Shares	(Unaudited) October 31, 2013[a]				2012	2011	2010		2009	2008	[b]
Per Share Data ($):
Net asset value,
beginning of period	8.55		8.11		6.76	7.32	6.50		5.02	7.78
Investment Operations:
Investment income—net[c]	.05		.04		.06	.05	.00	[d]	.04	.01
Net realized and
unrealized gain (loss)
on investments	.16		.40		1.66	(.51)	1.07		1.75	(2.74)
Total from
Investment Operations	.21		.44		1.72	(.46)	1.07		1.79	(2.73)
Distributions:
Dividends from
investment income—net (.19)			—		(.37)	(.10)	(.25)		(.31)	(.03)
Net asset value,
end of period	8.57		8.55		8.11	6.76	7.32		6.50	5.02
Total Return (%)[e]	2.66	[f]	5.30	[f]	25.61	(6.36)	16.48		35.35	(34.92)[f]
Ratios/Supplemental
Data (%):
Ratio of total expenses
to average net assets	2.24	[g]	2.21	[g]	2.29	2.50	2.45		2.91	2.46	[g]
Ratio of net expenses
to average net assets	2.05	[g]	2.09	[g]	2.19	2.29	2.35		2.35	2.35	[g]
Ratio of net investment
income to average
net assets	1.25	[g]	.57	[g]	.72	.63	.02		.71	.67	[g]
Portfolio Turnover Rate	26.06	[f]	44.80	[f]	46.17	80.41	86.02		97.43	79
Net Assets, end of period
($ x 1,000)	1,186		1,304		1,134	395	198		38	6

a	The fund has changed its fiscal year end from December 31 to October 31.
b	From September 13, 2008 (commencement of initial offering) to December 31, 2008.
c	Based on average shares outstanding at each month end.
d	Amount represents less than $.01 per share.
e	Exclusive of sales charge.
f	Not annualized.
g	Annualized.

See notes to financial statements.

TheFund 17

FINANCIAL HIGHLIGHTS (continued)

Six Months
	Ended		Ten Months
April 30,			Ended
	2014		October 31,			Year Ended December 31,
Class I Shares†	(Unaudited)		2013	[a]	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	8.62		8.13		6.75	7.33	6.49	5.02	9.04
Investment Operations:
Investment income—net[b]	.09		.10		.15	.13	.10	.14	.16
Net realized and
unrealized gain (loss)
on investments	.16		.42		1.66	(.52)	1.05	1.70	(4.06)
Total from
Investment Operations	.25		.52		1.81	(.39)	1.15	1.84	(3.90)
Distributions:
Dividends from
investment
income—net	(.24)		(.03)		(.43)	(.19)	(.31)	(.37)	(.12)
Net asset value,
end of period	8.63		8.62		8.13	6.75	7.33	6.49	5.02
Total Return (%)	3.06	[c]	6.41	[c]	26.92	(5.41)	17.91	36.94	(43.38)
Ratios/Supplemental
Data (%):
Ratio of total expenses
to average net assets	1.03	[d]	1.04	[d]	1.07	1.11	1.17	1.33	1.24
Ratio of net expenses
to average net assets	1.03	[d]	1.04	[d]	1.07	1.11	1.17	1.18	1.19
Ratio of net
investment income
to average net assets	2.27	[d]	1.43	[d]	1.90	1.81	1.51	2.55	2.24
Portfolio Turnover
Rate	26.06	[c]	44.80	[c]	46.17	80.41	86.02	97.43	79
Net Assets,
end of period
($ x 1,000)	661,214		662,525		461,583	234,424	138,618	84,854	48,255

† Represents information for Institutional shares of the fund’s predecessor, Hamilton Global Real Estate Securities
Fund, through September 12, 2008.
a The fund has changed its fiscal year end from December 31 to October 31.
b Based on average shares outstanding at each month end.
c Not annualized.
d Annualized.

See notes to financial statements.

18

	Six Months Ended
	April 30, 2014	Ten Months Ended
Class Y Shares	(Unaudited)	October 31, 2013[a]
Per Share Data ($):
Net asset value, beginning of period	8.62	8.16
Investment Operations:
Investment income—net[b]	.05	.01
Net realized and unrealized
gain (loss) on investments	.20	.45
Total from Investment Operations	.25	.46
Distributions:
Dividends from investment income—net	(.24)	—
Net asset value, end of period	8.63	8.62
Total Return (%)[c]	3.05	5.64
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	1.21	1.06
Ratio of net expenses to average net assets[d]	1.05	1.05
Ratio of net investment income
to average net assets[d]	1.34	.23
Portfolio Turnover Rate[c]	26.06	44.80
Net Assets, end of period ($ x 1,000)	25,300	1

a	Effective July 1, 2013, the fund commenced offering ClassY shares.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Global Real Estate Securities Fund (the “fund”) is a separate diversified series of Dreyfus Premier Investment Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eight series, including the fund.The fund’s investment objective is to maximize total return consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. CenterSquare Investment Management, Inc. (“CenterSquare”) serves as the fund’s sub-investment adviser. CenterSquare is a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 650 million shares of $.001 par value Common Stock.The fund currently offers four classes of shares: Class A (100 million shares authorized), Class C (50 million shares authorized), Class I (400 million shares authorized) and Class Y (100 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and ClassY shares are offered at net asset value generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

20

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

22

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following is a summary of the inputs used as of April 30, 2014 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	340,171,125	—	—	340,171,125
Equity Securities—
Foreign
Common Stocks†	346,921,533	—	—	346,921,533
Mutual Funds	4,237,000	—	—	4,237,000
Participation Notes†	44,213			44,213
Other Financial Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	1,207	—	1,207
Liabilities ($)
Other Financial Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	(40)	—	(40)

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

At April 30, 2014, there were no transfers between level 1 and level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded

24

on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended April 30, 2014 were as follows:

Affiliated
Investment	Value			Value	Net
Company	10/31/2013 ($)	Purchases ($)	Sales ($)	4/30/2014 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	7,812,000	81,166,000	84,741,000	4,237,000.6

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S.These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2014, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2014, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

26

The fund has an unused capital loss carryover of $2,349,612 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2013. If not applied, the carryover expires in fiscal year 2017.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2013 was as follows: ordinary income $2,048,055. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $265 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2014 was approximately $100,600 with a related weighted average annualized interest rate of 1.10%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at an annual rate of .95% of the value of the fund’s average daily net assets and is payable monthly.

Dreyfus has contractually agreed, from November 1, 2013 through March 1, 2015, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of none of the classes (exclud-

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

ing Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.05% of the value of the fund’s average daily net assets.The reduction in expenses, pursuant to the undertaking, amounted to $9,562 during the period ended April 30, 2014.

Pursuant to a sub-investment advisory agreement between Dreyfus and CenterSquare, Dreyfus pays CenterSquare a monthly fee at an annual rate of .46% of the value of the fund’s average daily net assets.

During the period ended April 30, 2014, the Distributor retained $865 from commissions earned on sales of the fund’s Class A shares and $1,438 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2014, Class C shares were charged $4,502 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2014, Class A and Class C shares were charged $12,749 and $1,500, respectively, pursuant to the Shareholder Services Plan.

28

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund.The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2014, the fund was charged $2,265 for transfer agency services and $149 for cash management services.These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $14.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2014, the fund was charged $92,811 pursuant to the custody agreement.

During the period ended April 30, 2014, the fund was charged $4,598 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $536,165, Distribution Plan fees $725, Shareholder Services Plan fees $2,538, custodian fees $66,629, Chief Compliance Officer fees $736 and transfer agency fees $2,137, which are offset against an expense reimbursement currently in effect in the amount of $3,883.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended April 30, 2014, amounted to $186,542,203 and $169,341,943, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended April 30, 2014 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy.When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract.The following summarizes open forward contracts at April 30, 2014:

30

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases:
Hong Kong Dollar,
Expiring
5/02/2014[a]	16,000,000	2,063,771	2,063,731	(40)
Singapore Dollar,
Expiring	950,000	756,550	757,757	1,207
5/02/2014[a]
Gross Unrealized
Appreciation				1,207
Gross Unrealized
Depreciation				(40)

Counterparty:
a Northern Trust

In December 2011, with clarification in January 2013, FASB issued guidance that expands disclosure requirements with respect to the offsetting of certain assets and liabilities.The fund adopted these disclosure provisions during the current reporting period.These disclosures are required for certain investments, including derivative financial instruments subject to master netting arrangements (“MNA”) or similar agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to MNA in the Statement of Assets and Liabilities.

At April 30, 2014, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	1,207	(40)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	1,207	(40)
Derivatives not subject to MNA or
similar agreements	—	—
Total gross amount of assets and
liabilities subject to MNA or
similar agreements	1,207	(40)

The Fund 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following tables present derivative assets and liabilities net of amounts available for offsetting under MNA and net of related collateral received or pledged, if any, as of April 30, 2014:

		Financial
		Instruments
	Gross	and Derivatives	Securities	Cash	Net
	Amount of	Available for	Collateral	Collateral	Amount of
Counterparty	Assets ($)[1]	Offset ($)	Received ($)[2]	Received ($)[2]	Assets ($)
Northern Trust	1,207	(40)	—	—	1,167
Total	1,207	(40)	—	—	1,167

		Financial
		Instruments
	Gross	and Derivatives	Securities	Cash	Net
	Amount of	Available for	Collateral	Collateral	Amount of
Counterparty	Liabilities ($)[1]	Offset ($)	Pledged ($)[2]	Pledged ($)[2]	Liabilities ($)
Northern Trust	(40)	40	—	—	—
Total	(40)	40	—	—	—

1	Absent a default event or early termination, over-the-counter derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2014:

Average Market Value ($)
Forward Contracts	1,866,804

At April 30, 2014, accumulated net unrealized appreciation on investments was $79,317,579, consisting of $89,525,697 gross unrealized appreciation and $10,208,118 gross unrealized depreciation.

At April 30, 2014, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

32

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 4-5, 2014, the Board considered the renewal of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which CenterSquare Investment Management, Inc. (the “Sub-Adviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations,

The Fund 33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Sub-Adviser.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2013, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed the results of the comparisons and noted that the fund’s total return performance was at or below the

34

Performance Group and Performance Universe medians for the various periods, but further noted the proximity to the median in most periods when the performance was below the median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was at the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group and Expense Universe medians.

Dreyfus representatives noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until March 1, 2015, so that the direct expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.05% of the value of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Sub-Adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Fund 35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board considered the fee to the Sub-Adviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Sub-Adviser and Dreyfus.The Board also noted the Sub-Adviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus of managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus.The Board also noted the expense limitation arrangement.The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus and the Sub-Adviser, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Dreyfus representatives also noted

36

that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board also considered potential benefits to Dreyfus and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Sub-Adviser are adequate and appropriate.

  The Board generally was satisfied with the fund’s overall performance.

  The Board concluded that the fees paid to Dreyfus and the Sub- Adviser were reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Fund 37

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Sub-Adviser, of the fund and the services provided to the fund by Dreyfus and the Sub-Adviser.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreements was in the best interests of the fund and its shareholders.

38

NOTES

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Dreyfus
Greater China Fund

SEMIANNUAL REPORT April 30, 2014

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
14	Financial Highlights
17	Notes to Financial Statements
29	Information About the Renewal of the Fund’s Management and Sub-Investment Advisory Agreements
FOR MORE INFORMATION
Back Cover

Dreyfus
Greater China Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Greater China Fund, covering the six-month period from November 1, 2013, through April 30, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The mild gains produced by most broad measures of international equity performance over the reporting period masked what we believe to be a major change in market leadership. Over the reporting period’s first half, relatively speculative, growth-oriented companies gained value in response to reports of accelerating economic growth in the United States and Europe. However, more disappointing economic data, several geopolitical crises, and persistent weakness in the world’s emerging markets weighed on investor sentiment over the reporting period’s second half, causing growth-oriented stocks to fall out of favor. Instead, investors preferred the stocks of value-oriented companies that tend to fare relatively well under a variety of economic climates.

We believe that the global economic recovery is likely to persist, led by the more developed markets. However, we may see stark differences in the investment prospects of individual countries, industry groups, and companies depending on their underlying fundamentals. In our judgment, extensive and professional research may be the best way to identify the likely winners and losers. As always, we encourage you to discuss our observations and appropriate investment strategies with your financial advisor.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
May 15, 2014

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2013, through April 30, 2014, as provided by Hugh Simon, Raymond Chan, and William Liu, Portfolio Managers of Hamon Asian Advisors Limited, Sub-Investment Adviser

Fund and Market Performance Overview

For the six-month period ended April 30, 2014, Dreyfus Greater China Fund’s Class A shares produced a total return of –10.73%, Class C shares returned –11.08%, and Class I shares returned –10.63%.1 In comparison, the fund’s benchmark, the Hang Seng Index, produced a total return of –4.06% (USD terms) for the same period.2

Chinese equities generally lost value during the reporting period due to renewed concerns over the possibility of further economic weakness as the nation transitions from an investment-led to a service-led economy. The fund produced lower returns than its benchmark, mainly as a result of shortfalls in the mobile gaming, oil production, and solar energy industries.

The Fund’s Investment Approach

The fund, which seeks long-term capital appreciation, normally invests at least 80% of its net assets in stocks of companies that (i) are principally traded in China, Hong Kong, or Taiwan (Greater China), (ii) derive at least 50% of their revenues from Greater China, or (iii) have at least 50% of their assets in Greater China.To determine where the fund will invest, we analyze several factors, including economic and political trends in Greater China, the current financial condition and future prospects of individual companies and sectors in the region, and the valuation of one market or company relative to that of another.

Economic Concerns Weighed on Chinese Equities

After posting solid gains over the final months of 2013, China’s stock market declined over the reporting period’s second half. Investors reacted negatively when the domestic economy continued to slow amid efforts by the government to adjust the country’s economic focus from investment-led to service-led activity, including a shift in fiscal policy away from general economic stimulus and toward more targeted government spending. Making these changes has proved more difficult than many

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

officials anticipated, particularly in light of the Chinese economy’s size, which ranks as the second largest in the world. Economic activity in China was especially dampened during the reporting period by reduced export activity and the effects of an anti-corruption effort that restrained demand for luxury goods and services among government officials and the economic elite.The nation’s banking system also has come under pressure due to concerns about nonperforming loans and volatile property markets.

In this environment, many of the industry groups that led the 2013 stock market rally were among the greatest laggards over the opening months of 2014. Internet-related companies, casinos, and higher end retailers, produced especially weak results.

Previous Winners Gave Back Some Gains

Our focus on midcap, growth-oriented companies proved counterproductive in this environment. Many of the companies that supported the fund’s strong relative performance in previous reporting periods — particularly those in the information technology sector — gave back some of their previous gains during the spring of 2014. Among individual companies, the fund encountered pronounced weakness in solar energy panels producer United Photovoltaics Group, where operational problems disappointed investors during the reporting period. In the information technology sector, smartphone gaming apps developer China Mobile Games and Entertainment Group,ADR fell sharply in March along with other companies in its industry group, despite the company’s steep market share gains amid a shift among consumers from personal computers to handheld devices. In the energy sector, state oil company CNOOC reported production volumes and earnings that fell short of analysts’ expectations, prompting its elimination from the fund’s portfolio.

The fund achieved better results from other holdings. Most notably, pharmaceutical developer, distributor, and importer China Medical System Holdings delivered strong earnings while expanding its sales network. State-owned transportation logistics provider Sinotrans, Cl. H divested slower growing businesses to focus on higher growth areas, resulting in a higher valuation.Taiwanese solar conductive paste producer Gigasolar Materials successfully entered a new market niche, quickly gaining a significant share of the segment.

4

A Cautiously Optimistic Outlook

Although macroeconomic headwinds generally have continued to weigh on the Chinese stock market, we have begun to see encouraging signs of progress in the second quarter, and we currently expect better economic data and improved investor sentiment later this year. We believe the new government is now more firmly established, and we anticipate initiatives to make the domestic economy more efficient and transparent, including efforts to invite more foreign capital into the country.

We have maintained a generally constructive investment posture, including overweight exposure to the information technology and industrials sectors.We also have found a number of opportunities in the health care sector, where we expect robust growth as the middle class grows, the population ages, and more hospitals are privatized.We have identified fewer companies meeting our investment criteria in the financials, energy, materials, and telecommunications services sectors.

May 15, 2014

Emerging markets, such as those of China and Taiwan, tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investments in emerging markets. Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.These risks are enhanced in emerging market countries.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect until March 1, 2015, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: BLOOMBERG L.P. – Reflects reinvestment of dividends and, where applicable, capital gain
distributions.The Hang Seng Index is a free-float capitalization-weighted index of 36 companies that represents approximately 66% of the total market cap of the Stock Exchange of Hong Kong. Index components are capped at
25% and divided into four sub-indexes. Return quoted is in U.S. dollars. Investors cannot invest directly in any index.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Greater China Fund from November 1, 2013 to April 30, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2014

	Class A	Class C	Class I
Expenses paid per $1,000†	$7.98	$11.48	$6.81
Ending value (after expenses)	$892.70	$889.20	$893.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2014

	Class A	Class C	Class I
Expenses paid per $1,000†	$8.50	$12.23	$7.25
Ending value (after expenses)	$1,016.36	$1,012.65	$1,017.60

† Expenses are equal to the fund’s annualized expense ratio of 1.70% for Class A, 2.45% for Class C and 1.45%
for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
April 30, 2014 (Unaudited)

Common Stocks—99.4%	Shares		Value ($)
Automobiles & Components—4.2%
Chongqing Changan Automobile, Cl. B	6,470,621		11,684,416
Capital Goods—19.3%
AviChina Industry & Technology, Cl. H	29,400,000		15,699,315
Chicony Power Technology	1,999,000		2,839,827
China State Construction
International Holdings	9,100,000		15,188,283
Hutchison Whampoa	555,000		7,588,079
L.K. Technology Holdings	41,090,000	[a]	5,087,921
Zhuzhou CSR Times Electric, Cl. H	2,529,500		7,422,481
			53,825,906
Consumer Services—10.4%
Galaxy Entertainment Group	1,356,000	[a]	10,642,736
NagaCorp	3,964,000		3,599,476
Sands China	1,676,000		12,235,549
Tarena International, ADR	310,600		2,615,252
			29,093,013
Diversified Financials—7.8%
China Cinda Asset Management, Cl. H	28,500,000		14,336,478
China Galaxy Securities, Cl. H	7,515,000		4,400,660
Haitong Securities, Cl. H	2,110,800		2,951,273
			21,688,411
Energy—2.9%
China Oilfield Services, Cl. H	3,412,000		8,132,873
Food, Beverage & Tobacco—3.1%
Yashili International Holdings	17,901,000		8,658,478
Insurance—4.2%
AIA Group	2,380,000		11,542,445

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Pharmaceuticals, Biotech &
Life Sciences—9.6%
China Medical System Holdings	10,323,000		12,223,107
CSPC Pharmaceutical Group	6,116,000		5,088,154
Livzon Pharmaceutical Group, Cl. H	692,300	[a]	3,915,588
Shanghai Fosun Pharmaceutical Group, Cl. H	1,656,500		5,597,908
			26,824,757
Semiconductors & Semiconductor
Equipment—9.8%
Gigasolar Materials	639,000		14,748,758
Inotera Memories	7,106,000	[a]	7,271,190
United Photovoltaics Group	68,274,000	[a]	5,371,780
			27,391,728
Software & Services—14.7%
Baidu, ADR	34,500	[a]	5,307,825
China Mobile Games &
Entertainment Group, ADR	303,447	[a]	5,167,703
Qihoo 360 Technology, ADR	86,754	[a]	7,320,303
Tencent Holdings	287,000		17,887,179
YY, ADR	92,000	[a]	5,277,120
			40,960,130
Technology Hardware &
Equipment—6.5%
Flytech Technology	1,124,000		4,317,637
Goldpac Group	4,790,000		4,361,875
Posiflex Techology	794,000		4,128,022
Sercomm	2,600,000		5,234,784
			18,042,318

8

Common Stocks (continued)		Shares	Value ($)
Transportation—4.9%
Sinotrans, Cl. H		24,576,000	13,567,130
Utilities—2.0%
Guangdong Investment		5,156,000	5,606,263

Total Investments (cost $245,640,378)		99.4%	277,017,868
Cash and Receivables (Net)		.6%	1,633,562
Net Assets		100.0%	278,651,430

ADR—American Depository Receipts
a Non-income producing security.

Portfolio Summary (Unaudited)†
	Value (%)		Value (%)
Capital Goods	19.3	Technology Hardware & Equipment	6.5
Software & Services	14.7	Transportation	4.9
Consumer Services	10.4	Automobiles & Components	4.2
Semiconductors &		Insurance	4.2
Semiconductor Equipment	9.8	Food, Beverage & Tobacco	3.1
Pharmaceuticals,		Energy	2.9
Biotech & Life Sciences	9.6	Utilities	2.0
Diversified Financials	7.8		99.4

† Based on net assets.
See notes to financial statements.

The Fund 9

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2014 (Unaudited)

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments		245,640,378	277,017,868
Cash			698,682
Cash denominated in foreign currencies		103,257	103,261
Receivable for investment securities sold			2,487,396
Receivable for shares of Common Stock subscribed			51,038
Dividends receivable			149
Prepaid expenses			38,127
			280,396,521
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			498,100
Payable for investment securities purchased			874,903
Payable for shares of Common Stock redeemed			264,989
Interest payable—Note 2			72
Accrued expenses			107,027
			1,745,091
Net Assets ($)			278,651,430
Composition of Net Assets ($):
Paid-in capital			281,074,408
Accumulated investment (loss)—net			(2,667,340)
Accumulated net realized gain (loss) on investments			(31,133,121)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions			31,377,483
Net Assets ($)			278,651,430

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	157,492,600	76,434,488	44,724,342
Shares Outstanding	4,233,423	2,333,517	1,156,711
Net Asset Value Per Share ($)	37.20	32.76	38.67

See notes to financial statements.

10

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2014 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	447,399
Affiliated issuers	550
Total Income	447,949
Expenses:
Management fee—Note 3(a)	2,085,106
Shareholder servicing costs—Note 3(c)	593,172
Distribution fees—Note 3(b)	343,581
Custodian fees—Note 3(c)	156,178
Professional fees	35,062
Registration fees	23,135
Prospectus and shareholders’ reports	23,006
Directors’ fees and expenses—Note 3(d)	13,881
Interest expense—Note 2	3,157
Loan commitment fees—Note 2	1,369
Miscellaneous	12,130
Total Expenses	3,289,777
Less—reduction in expenses due to undertaking—Note 3(a)	(174,272)
Less—reduction in fees due to earnings credits—Note 3(c)	(216)
Net Expenses	3,115,289
Investment (Loss)—Net	(2,667,340)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	17,238,447
Net realized gain (loss) on forward foreign currency exchange contracts	(89,021)
Net Realized Gain (Loss)	17,149,426
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(48,707,342)
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	401
Net Unrealized Appreciation (Depreciation)	(48,706,941)
Net Realized and Unrealized Gain (Loss) on Investments	(31,557,515)
Net (Decrease) in Net Assets Resulting from Operations	(34,224,855)

See notes to financial statements.

The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2014	Year Ended
	(Unaudited)	October 31, 2013
Operations ($):
Investment (loss)—net	(2,667,340)	(799,979)
Net realized gain (loss) on investments	17,149,426	36,986,014
Net unrealized appreciation
(depreciation) on investments	(48,706,941)	51,556,889
Net Increase (Decrease) in Net Assets
Resulting from Operations	(34,224,855)	87,742,924
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	7,636,754	35,858,935
Class C	1,021,016	6,312,798
Class I	3,015,287	19,253,255
Cost of shares redeemed:
Class A	(31,918,165)	(92,222,816)
Class C	(14,356,094)	(37,658,853)
Class I	(13,562,868)	(30,566,844)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(48,164,070)	(99,023,525)
Total Increase (Decrease) in Net Assets	(82,388,925)	(11,280,601)
Net Assets ($):
Beginning of Period	361,040,355	372,320,956
End of Period	278,651,430	361,040,355
Accumulated investment (loss)—net	(2,667,340)	—

12

	Six Months Ended
	April 30, 2014	Year Ended
	(Unaudited)	October 31, 2013
Capital Share Transactions:
Class Aa
Shares sold	183,591	966,205
Shares redeemed	(773,607)	(2,539,184)
Net Increase (Decrease) in Shares Outstanding	(590,016)	(1,572,979)
Class Ca
Shares sold	27,822	192,868
Shares redeemed	(393,016)	(1,170,647)
Net Increase (Decrease) in Shares Outstanding	(365,194)	(977,779)
Class I
Shares sold	69,397	495,874
Shares redeemed	(315,343)	(813,560)
Net Increase (Decrease) in Shares Outstanding	(245,946)	(317,686)

a During the period ended October 31, 2013, 120,388 Class C shares representing $3,992,053 were exchanged for
106,768 Class A shares.

See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2014			Year Ended October 31,
Class A Shares	(Unaudited)	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value,
beginning of period	41.67	32.51	34.97	51.10	40.09	15.93
Investment Operations:
Investment (loss)—net[a]	(.30)	(.01)	(.10)	(.13)	(.27)	(.10)
Net realized and unrealized
gain (loss) on investments	(4.17)	9.17	(.55)	(14.65)	11.26	24.22
Total from Investment Operations	(4.47)	9.16	(.65)	(14.78)	10.99	24.12
Distributions:
Dividends from net realized
gain on investments	—	—	(1.81)	(1.36)	—	—
Proceeds from redemptions fees	.00 [b]	.00 [b]	.00 [b]	.01	.02	.04
Net asset value, end of period	37.20	41.67	32.51	34.97	51.10	40.09
Total Return (%)[c]	(10.73)[d]	28.18	(1.37)	(29.73)	27.43	151.88
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.80 [e]	1.82	1.92	1.84	1.89	1.95
Ratio of net expenses
to average net assets	1.70 [e]	1.67	1.88	1.84	1.89	1.94
Ratio of net investment (loss)
to average net assets	(1.43)[e]	(.04)	(.30)	(.27)	(.60)	(.33)
Portfolio Turnover Rate	66.85 [d]	128.56	141.37	91.44	71.53	75.14
Net Assets, end of period
($ x 1,000)	157,493	200,988	207,965	302,932	610,538	630,399

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

14

Six Months Ended
April 30, 2014			Year Ended October 31,
Class C Shares	(Unaudited)	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value,
beginning of period	36.83	28.96	31.60	46.64	36.86	14.76
Investment Operations:
Investment (loss)—net[a]	(.40)	(.27)	(.30)	(.41)	(.53)	(.31)
Net realized and unrealized
gain (loss) on investments	(3.67)	8.14	(.53)	(13.28)	10.29	22.40
Total from Investment Operations	(4.07)	7.87	(.83)	(13.69)	9.76	22.09
Distributions:
Dividends from net realized
gain on investments	—	—	(1.81)	(1.36)	—	—
Proceeds from redemption fees	.00 [b]	.00 [b]	.00 [b]	.01	.02	.01
Net asset value, end of period	32.76	36.83	28.96	31.60	46.64	36.86
Total Return (%)[c]	(11.08)[d]	27.17	(2.13)	(30.26)	26.56	149.73
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.57 [e]	2.59	2.68	2.58	2.60	2.69
Ratio of net expenses
to average net assets	2.45 [e]	2.44	2.64	2.58	2.60	2.68
Ratio of net investment (loss)
to average net assets	(2.18)[e]	(.83)	(1.07)	(.98)	(1.31)	(1.13)
Portfolio Turnover Rate	66.85 [d]	128.56	141.37	91.44	71.53	75.14
Net Assets, end of period
($ x 1,000)	76,434	99,380	106,457	153,058	283,842	258,190

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2014				Year Ended October 31,
Class I Shares	(Unaudited)	2013		2012	2011	2010	2009
Per Share Data ($):
Net asset value,
beginning of period	43.26	33.66		36.04	52.51	41.06	16.27
Investment Operations:
Investment income (loss)—net[a]	(.25)	.08		(.02)	(.03)	(.10)	(.03)
Net realized and unrealized
gain (loss) on investments	(4.34)	9.52		(.55)	(15.09)	11.53	24.81
Total from Investment Operations	(4.59)	9.60		(.57)	(15.12)	11.43	24.78
Distributions:
Dividends from net realized
gain on investments	—	—		(1.81)	(1.36)	—	—
Proceeds from redemption fees	.00 [b]	.00	[b]	.00 [b]	.01	.02	.01
Net asset value, end of period	38.67	43.26		33.66	36.04	52.51	41.06
Total Return (%)	(10.63)[c]	28.52		(1.10)	(29.57)	27.86	152.43
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.54 [d]	1.54		1.64	1.60	1.56	1.63
Ratio of net expenses
to average net assets	1.45 [d]	1.39		1.60	1.60	1.56	1.62
Ratio of net investment income
(loss) to average net assets	(1.19)[d]	.22		(.05)	(.07)	(.22)	(.09)
Portfolio Turnover Rate	66.85 [c]	128.56		141.37	91.44	71.53	75.14
Net Assets, end of period
($ x 1,000)	44,724	60,672		57,899	86,871	165,622	80,875

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Not annualized.
d	Annualized.

See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Greater China Fund (the “fund”) is a separate non-diversified series of Dreyfus Premier Investment Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eight series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Hamon Asian Advisors Limited (“Hamon”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 1 billion shares of $.001 par value Common Stock. The fund currently offers three classes of shares: Class A (400 million shares authorized), Class C (200 million shares authorized), and Class I (400 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

18

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

20

The following is a summary of the inputs used as of April 30, 2014 in valuing the fund’s investments:

	Level 2—Other	Level 3—
Level 1—	Significant	Significant
Unadjusted	Observable	Unobservable
Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Foreign
Common Stocks† 277,017,868	—	—	277,017,868

† See Statement of Investments for additional detailed categorizations.

At April 30, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended April 30, 2014 were as follows:

Affiliated
Investment	Value				Value		Net
Company	10/31/2013	($)	Purchases ($)	Sales ($)	4/30/2014	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	—		52,869,000	52,869,000	—		—

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S.These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

The fund follows an investment policy of investing primarily in the securities of Chinese issuers and other investments that are tied economically to China. Because the fund’s investments are concentrated in China, the fund’s performance is expected to be closely tied to social, political and economic conditions within China and to be more volatile than the performance of more geographically diversified funds.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends

22

from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2014, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2014, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.

The fund has an unused capital loss carryover of $48,198,306 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2013.The

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

fund has $15,792,196 of post-enactment short-term capital losses and $32,406,110 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

The fund has analyzed its tax positions with respect to applicable income tax issues for open tax years (in each respective jurisdiction) and determined no material tax liabilities existed. The fund operates in certain jurisdictions where the tax laws are evolving and, therefore, the application and interpretation of these laws and regulations is uncertain. In the future, the fund’s tax position in these jurisdictions may be subject to review from time to time which could result in tax liabilities.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $265 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2014 was approximately $580,700 with a related weighted average annualized interest rate of 1.10%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of 1.25% of the value of the fund’s average daily net assets and is payable monthly.

24

Dreyfus has contractually agreed, from November 1, 2013 through March 1, 2015, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.45% of the value of the fund’s average daily net assets.The reduction in expenses, pursuant to the undertaking, amounted to $174,272 during the period ended April 30, 2014.

Pursuant to a sub-investment advisory agreement between Dreyfus and Hamon, Dreyfus pays Hamon a fee at the annual rate of .625% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended April 30, 2014, the Distributor retained $5,541 from commissions earned on sales of the fund’s Class A shares and $1,125 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2014, Class C shares were charged $343,581 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2014, Class A and Class C shares were charged $234,792 and $114,527, respectively, pursuant to the Shareholder Services Plan.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2014, the fund was charged $38,806 for transfer agency services and $2,360 for cash management services.These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $216.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2014, the fund was charged $156,178 pursuant to the custody agreement.

During the period ended April 30, 2014, the fund was charged $4,598 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $302,180, Distribution Plan fees $49,631, Shareholder Services Plan fees $50,702, custodian fees $97,343, Chief Compliance Officer fees $736 and transfer agency fees $21,585, which are offset against an expense reimbursement currently in effect in the amount of $24,077.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

26

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to certain exceptions, including redemptions made through the use of the fund’s exchange privilege. During the period ended April 30, 2014, redemption fees charged and retained by the fund amounted to $8,217.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended April 30, 2014, amounted to $221,619,131 and $274,665,237, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended April 30, 2014 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates.Any realized or unrealized gains or losses which occurred during the period are

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. At April 30, 2014, there were no forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2014:

Average Market Value ($)
Forward contracts	1,418,636

At April 30, 2014, accumulated net unrealized appreciation on investments was $31,377,490, consisting of $61,807,873 gross unrealized appreciation and $30,430,383 gross unrealized depreciation.

At April 30, 2014, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

28

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AND SUB-INVESTMENT
ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on March 4-5, 2014, the Board considered the renewal of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Hamon Asian Advisors Limited (the “Sub-Adviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations,

The Fund 29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND
SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Sub-Adviser.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2013, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for the various periods (ranking highest in the Performance Group in the one- and five-year periods), except for the three- and four-year periods when the fund’s performance was below the Performance Group and Performance Universe medians (ranking lowest in the Performance Group in the three- and four-year periods). Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

30

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was at the Expense Group median, the fund’s actual management fee was at the Expense Group median and above the Expense Universe median and the fund’s total expenses were below the Expense Group and Expense Universe medians.

Dreyfus representatives noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until March 31, 2014, so that the direct expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.45% of the value of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Sub-Adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Board considered the fee to the Sub-Adviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Sub-Adviser and Dreyfus.The Board also noted the Sub-Adviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

The Fund 31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND
SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus of managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus.The Board also noted the expense limitation arrangement and its effect on Dreyfus’ profitability. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus and the Sub-Adviser, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and

32

decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board also considered potential benefits to Dreyfus and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Sub-Adviser are adequate and appropriate.

  The Board generally was satisfied with the fund’s overall performance.

  The Board concluded that the fees paid to Dreyfus and the Sub- Adviser were reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Sub-Adviser, of the fund and the services provided to the fund by Dreyfus and the Sub-Adviser.The Board also relied on infor-

The Fund 33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND
SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

mation received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreements was in the best interests of the fund and its shareholders.

34

NOTES

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus
India Fund

SEMIANNUAL REPORT April 30, 2014

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
9	Statement of Assets and Liabilities
10	Statement of Operations
11	Statement of Changes in Net Assets
12	Financial Highlights
15	Notes to Financial Statements
27	Information About the Renewal of the Fund’s Management and Sub-Investment Advisory Agreements
FOR MORE INFORMATION
Back Cover

Dreyfus
India Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus India Fund, covering the six-month period from November 1, 2013, through April 30, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The mild gains produced by most broad measures of international equity performance over the reporting period masked what we believe to be a major change in market leadership. Over the reporting period’s first half, relatively speculative, growth-oriented companies gained value in response to reports of accelerating economic growth in the United States and Europe. However, more disappointing economic data, several geopolitical crises, and persistent weakness in the world’s emerging markets weighed on investor sentiment over the reporting period’s second half, causing growth-oriented stocks to fall out of favor. Instead, investors preferred the stocks of value-oriented companies that tend to fare relatively well under a variety of economic climates.

We believe that the global economic recovery is likely to persist, led by the more developed markets. However, we may see stark differences in the investment prospects of individual countries, industry groups, and companies depending on their underlying fundamentals. In our judgment, extensive and professional research may be the best way to identify the likely winners and losers. As always, we encourage you to discuss our observations and appropriate investment strategies with your financial advisor.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
May 15, 2014

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2013, through April 30, 2014, as provided by Hugh Simon, Raymond Chan, and Abhijit Sarkar, Portfolio Managers of Hamon Asian Advisors Limited, Sub-Investment Adviser

Fund and Market Performance Overview

For the six-month period ended April 30, 2014, Dreyfus India Fund’s Class A shares produced a total return of 14.72%, Class C shares returned 14.33%, and Class I shares returned 14.90%.1 In comparison, the fund’s benchmark, the MSCI® India ND Index (the “Index”), produced a total return of 6.75% for the same period.2

Indian equities generally gained value during the reporting period as macroeconomic concerns eased and investors looked forward to a better business environment.The fund produced higher returns than its benchmark, mainly as a result of strong stock selections in the rebounding industrials and information technology sectors.

The Fund’s Investment Approach

The fund, which seeks long-term capital appreciation, normally invests at least 80% of its net assets in equity and fixed-income securities of Indian issuers and other investments that are tied economically to India.The fund may invest in companies of any market capitalization. The fund invests in securities denominated in the Indian rupee or other local currency of issue or U.S. dollar-denominated securities.

When choosing investments, we analyze several factors, including:

  Economic and political trends in India

  The current financial condition and future prospects of individual companies and sectors in India

  The valuation of one company or sector in India relative to that of another

We generally seek companies with accelerated earnings outlooks and reasonably valued share prices. Characteristics of such companies may include reliable corporate governance, a commitment to increasing shareholder value, strong earnings momentum with consistent free cash flow generation, sound business fundamentals, and long-term vision.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Easing Economic Concerns Buoyed Indian Equities

After a period of pronounced weakness in India’s economy, currency, and stock market, local conditions appeared to stabilize at the start of the reporting period when a new head of the nation’s central bank implemented several regulatory and policy reforms. In addition, investors looked forward to elections in the spring, which resulted in new and more pro-business government leadership who have proposed long-awaited reforms. In fact, with more than 550 million people participating, the 2014 Indian national election ranks as the largest in the world.

India’s stock market generally rallied from low valuations over the second half of the reporting period, more than erasing weakness over the first half. Industrial and infrastructure-related companies fared particularly well during the market rebound.

Fund Well Positioned for Rally

The fund’s focus on midcap, growth-oriented companies proved auspicious in this environment. Many of the companies that we believed enjoyed solid underlying fundamentals and good growth prospects participated more than fully in the market’s advance.

The fund received especially strong contributions from infrastructure developers such as NCC Limited and Larsen & Toubro, which stood to benefit from expected increases in construction spending. In addition, both companies had shored up working capital and reduced debt through the sale of some assets. Likewise, cement producer JK Lakshmi Cement gained value in anticipation of greater infrastructure development, including a new traffic corridor financed by Japanese investors. In other areas, information technology company HCL Technologies benefited from rising enterprise demand for its software and technology infrastructure services.

Laggards during the reporting period included spirits producer Tilaknagar Industries, which lost value when an expected corporate takeover of the company failed to materialize, leading to its elimination from the fund’s portfolio. Small-cap mobile telecommunications services operator Idea Cellular rallied in 2013 after achieving a higher market share, but it gave back some of those gains in 2014 when investors grew concerned about high levels of capital spending. Agricultural products maker Jain Irrigation Systems declined when it fell short of analysts’ earnings growth targets.

4

A Cautiously Optimistic Outlook

Although some macroeconomic headwinds remain, we are seeing encouraging signs of progress in India.With a new government expected to implement financial and policy reforms, we believe that impediments to infrastructure development and business expansion will be eased. Such a development could attract additional investment capital from foreign investors, potentially driving stock prices higher.

Therefore, we have established a more constructive investment posture through the addition to the fund’s portfolio of infrastructure developers, exporters, and financial institutions that can help finance infrastructure growth.We have also recently favored consumer discretionary companies that stand to benefit from higher levels of consumer spending.We have identified fewer companies meeting our investment criteria in the energy sector and among companies that tend to be sensitive to rising interest rates. We also recently trimmed the fund’s exposure to industrial companies as they reached our target prices.

May 15, 2014

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Emerging markets, such as those of India, tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging market countries.

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.These risks are enhanced in emerging market countries.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect an undertaking for the absorption of certain fund expenses by The Dreyfus Corporation through March 1, 2015, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: LIPPER INC. – The MSCI India ND Index is designed to measure the performance of the large and midcap segments of the Indian market. Investors cannot invest directly in any index.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus India Fund from November 1, 2013 to April 30, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2014

	Class A	Class C	Class I
Expenses paid per $1,000†	$10.38	$14.35	$9.06
Ending value (after expenses)	$1,147.20	$1,143.30	$1,149.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2014

	Class A	Class C	Class I
Expenses paid per $1,000†	$9.74	$13.47	$8.50
Ending value (after expenses)	$1,015.12	$1,011.41	$1,016.36

† Expenses are equal to the fund’s annualized expense ratio of 1.95% for Class A, 2.70% for Class C and 1.70%
for Class I,multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
April 30, 2014 (Unaudited)

Common Stocks—98.8%	Shares	Value ($)
Automobiles & Components—4.5%
Tata Motors	14,500	99,708
Banks—17.6%
Axis Bank	4,300	108,165
Bank of Baroda	6,100	82,623
ICICI Bank	4,800	98,952
Yes Bank	14,000	102,305
		392,045
Capital Goods—16.9%
Crompton Greaves	36,645	100,004
IRB Infrastructure	22,000	41,855
Larsen & Toubro	6,200	133,025
NCC	120,000	100,075
		374,959
Consumer Durables & Apparel—1.8%
TTK Prestige	800	40,283
Diversified Financials—3.3%
Shriram Transport Finance	6,000	73,096
Food, Beverage & Tobacco—4.9%
ITC	19,100	107,906
Household & Personal Products—3.0%
Jyothy Laboratories	21,500	67,746
Materials—9.5%
JK Lakshmi Cement	57,152	112,428
UPL	22,000	97,790
		210,218
Media—1.9%
Zee Entertainment Enterprises	9,800	42,667
Pharmaceuticals, Biotech &
Life Sciences—6.0%
Dr. Reddy’s Laboratories	1,300	58,327
Glenmark Pharmaceuticals	7,600	76,176
		134,503
Real Estate—2.0%
Prestige Estates Projects	16,000	45,110

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)		Shares	Value ($)
Software & Services—17.4%
HCL Technologies		5,500	127,928
Info Edge (India)		5,200	50,431
Tata Consultancy Services		4,040	146,636
Tech Mahindra		2,000	60,753
			385,748
Telecommunication Services—3.3%
Idea Cellular		32,449	72,468
Transportation—6.7%
Adani Ports and Special Economic Zone		20,000	62,406
Blue Dart Express		500	27,389
Gateway Distriparks		20,215	59,423
			149,218
Total Investments (cost $1,865,698)		98.8%	2,195,675
Cash and Receivables (Net)		1.2%	25,823
Net Assets		100.0%	2,221,498

Portfolio Summary (Unaudited)†
Value (%)			Value (%)
Banks	17.6	Automobiles & Components	4.5
Software & Services	17.4	Diversified Financials	3.3
Capital Goods	16.9	Telecommunication Services	3.3
Materials	9.5	Household & Personal Products	3.0
Transportation	6.7	Real Estate	2.0
Pharmaceuticals,		Media	1.9
Biotech & Life Sciences	6.0	Consumer Durables & Apparel	1.8
Food, Beverage & Tobacco	4.9		98.8

† Based on net assets.
See notes to financial statements.

8

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2014 (Unaudited)

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments		1,865,698	2,195,675
Cash denominated in foreign currencies		43,038	43,403
Dividends receivable			1
Prepaid expenses			26,257
Due from The Dreyfus Corporation and affiliates—Note 3(c)			623
			2,265,959
Liabilities ($):
Cash overdraft due to Custodian			5,015
Accrued expenses			39,446
			44,461
Net Assets ($)			2,221,498
Composition of Net Assets ($):
Paid-in capital			3,484,113
Accumulated investment (loss)—net			(35,708)
Accumulated net realized gain (loss) on investments			(1,557,249)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions			330,342
Net Assets ($)			2,221,498

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	1,460,743	399,368	361,387
Shares Outstanding	183,704	51,627	45,049
Net Asset Value Per Share ($)	7.95	7.74	8.02

See notes to financial statements.

The Fund 9

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2014 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	3,377
Affiliated issuers	1
Total Income	3,378
Expenses:
Management fee—Note 3(a)	11,098
Professional fees	38,360
Custodian fees—Note 3(c)	18,582
Registration fees	17,137
Shareholder servicing costs—Note 3(c)	2,978
Prospectus and shareholders’ reports	2,881
Distribution fees—Note 3(b)	1,341
Loan commitment fees—Note 2	10
Directors’ fees and expenses—Note 3(d)	9
Miscellaneous	8,182
Total Expenses	100,578
Less—reduction in expenses due to undertaking—Note 3(a)	(82,330)
Less—reduction in fees due to earnings credits—Note 3(c)	(3)
Net Expenses	18,245
Investment (Loss)—Net	(14,867)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(578,914)
Net realized gain (loss) on forward foreign currency exchange contracts	(2,150)
Net Realized Gain (Loss)	(581,064)
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	837,776
Net Realized and Unrealized Gain (Loss) on Investments	256,712
Net Increase in Net Assets Resulting from Operations	241,845

See notes to financial statements.

10

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2014	Year Ended
	(Unaudited)	October 31, 2013
Operations ($):
Investment (loss)—net	(14,867)	(17,588)
Net realized gain (loss) on investments	(581,064)	(540,282)
Net unrealized appreciation
(depreciation) on investments	837,776	(176,868)
Net Increase (Decrease) in Net Assets
Resulting from Operations	241,845	(734,738)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	559,601	986,644
Class C	8,000	70,578
Class I	5,000	131,860
Cost of shares redeemed:
Class A	(405,722)	(835,799)
Class C	(37,216)	(280,027)
Class I	(58,483)	(71,249)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	71,180	2,007
Total Increase (Decrease) in Net Assets	313,025	(732,731)
Net Assets ($):
Beginning of Period	1,908,473	2,641,204
End of Period	2,221,498	1,908,473
Accumulatd investment (loss)—net	(35,708)	(20,841)
Capital Share Transactions (Shares):
Class Aa
Shares sold	72,893	118,600
Shares redeemed	(56,629)	(99,050)
Net Increase (Decrease) in Shares Outstanding	16,264	19,550
Class Ca
Shares sold	1,050	8,190
Shares redeemed	(5,748)	(32,061)
Net Increase (Decrease) in Shares Outstanding	(4,698)	(23,871)
Class I
Shares sold	730	16,632
Shares redeemed	(8,216)	(9,404)
Net Increase (Decrease) in Shares Outstanding	(7,486)	7,228

a During the period ended October 31, 2013, 12,604 Class C shares representing $117,095 were exchanged for
12,352 Class A shares.

See notes to financial statements.

The Fund 11

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
	April 30, 2014		Year Ended October 31,
Class A Shares	(Unaudited)		2013	2012	2011	[a]
Per Share Data ($):
Net asset value, beginning of period	6.93		9.70	10.59	12.50
Investment Operations:
Investment income (loss)—net[b]	(.05)		(.05)	(.05)	.06
Net realized and unrealized
gain (loss) on investments	1.07		(2.73)	(.87)	(1.98)
Total from Investment Operations	1.02		(2.78)	(.92)	(1.92)
Proceeds from redemption fees[c]	.00	[d]	.01	.03	.01
Net asset value, end of period	7.95		6.93	9.70	10.59
Total Return (%)[e]	14.72	[f]	(28.63)	(8.31)	(15.28)[f]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	11.26	[g]	8.90	9.60	12.82	[g]
Ratio of net expenses to average net assets	1.95	[g]	1.97	2.00	2.00	[g]
Ratio of net investment income
(loss) to average net assets	(1.57)[g]		(.64)	(.58)	.98	[g]
Portfolio Turnover Rate	72.80	[f]	82.84	119.55	36.45	[f]
Net Assets, end of period ($ x 1,000)	1,461		1,161	1,435	1,622

a	From April 13, 2011 (commencement of operations) to October 31, 2011.
b	Based on average shares outstanding at each month end.
c	See Note 3(e).
[d]	Amount represents less than $ .01 per share.
e	Exclusive of sales charge.
f	Not annualized.
g	Annualized.

See notes to financial statements.

12

Six Months Ended
	April 30, 2014		Year Ended October 31,
Class C Shares	(Unaudited)		2013	2012	2011	[a]
Per Share Data ($):
Net asset value, beginning of period	6.77		9.55	10.54	12.50
Investment Operations:
Investment income (loss)—net[b]	(.08)		(.13)	(.12)	.01
Net realized and unrealized
gain (loss) on investments	1.05		(2.66)	(.90)	(1.98)
Total from Investment Operations	.97		(2.79)	(1.02)	(1.97)
Proceeds from redemption fees[c]	.00	[d]	.01	.03	.01
Net asset value, end of period	7.74		6.77	9.55	10.54
Total Return (%)[e]	14.33	[f]	(29.18)	(9.30)	(15.68)[f]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	11.99	[g]	9.49	9.87	13.73	[g]
Ratio of net expenses to average net assets	2.70	[g]	2.72	2.75	2.75	[g]
Ratio of net investment income
(loss) to average net assets	(2.32)[g]		(1.49)	(1.24)	.19	[g]
Portfolio Turnover Rate	72.80	[f]	82.84	119.55	36.45	[f]
Net Assets, end of period ($ x 1,000)	399		381	766	576

a	From April 13, 2011 (commencement of operations) to October 31, 2011.
b	Based on average shares outstanding at each month end.
c	See Note 3(e).
[d]	Amount represents less than $.01 per share.
e	Exclusive of sales charge.
f	Not annualized.
g	Annualized.

See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
	April 30, 2014		Year Ended October 31,
Class I Shares	(Unaudited)		2013	2012	2011	[a]
Per Share Data ($):
Net asset value, beginning of period	6.98		9.72	10.60	12.50
Investment Operations:
Investment income (loss)—net[b]	(.05)		(.01)	(.06)	.07
Net realized and unrealized
gain (loss) on investments	1.09		(2.74)	(.85)	(1.98)
Total from Investment Operations	1.04		(2.75)	(.91)	(1.91)
Proceeds from redemption fees[c]	.00	[d]	.01	.03	.01
Net asset value, end of period	8.02		6.98	9.72	10.60
Total Return (%)	14.90	[e]	(28.26)	(8.21)	(15.20)[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	10.85	[f]	8.65	8.71	12.99	[f]
Ratio of net expenses to average net assets	1.70	[f]	1.72	1.75	1.75	[f]
Ratio of net investment income
(loss) to average net assets	(1.33)[f]		(.16)	(.60)	1.10	[f]
Portfolio Turnover Rate	72.80	[e]	82.84	119.55	36.45	[e]
Net Assets, end of period ($ x 1,000)	361		367	441	462

a	From April 13, 2011 (commencement of operations) to October 31, 2011.
b	Based on average shares outstanding at each month end.
c	See Note 3(e).
[d]	Amount represents less than $ .01 per share.
e	Not annualized.
f	Annualized.

See notes to financial statements.

14

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus India Fund (the “fund”) is a separate non-diversified series of Dreyfus Premier Investment Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eight series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary ofThe Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Hamon Asian Advisors Limited (“Hamon”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C and Class I. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of April 30, 2014, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 30,091 Class A, 40,000 Class C and 40,000 Class I shares of the fund.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

16

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

18

The following is a summary of the inputs used as of April 30, 2014 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Foreign
Common Stocks†	2,195,675	—	—	2,195,675

† See Statement of Investments for additional detailed categorizations.

At April 30, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended April 30, 2014 were as follows:

Affiliated
Investment	Value				Value		Net
Company	10/31/2013	($)	Purchases ($)	Sales ($)	4/30/2014	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	—		116,000	116,000	—		—

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S.These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

The fund follows an investment policy of investing primarily in the securities of Indian issuers and other investments that are tied economically to India. Because the fund’s investments are concentrated in India, the fund’s performance is expected to be closely tied to social, political and economic conditions within India and to be more volatile than the performance of more geographically diversified funds.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually,

20

but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2014, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2014, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.

The fund has an unused capital loss carryover of $955,477 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2013.The fund has $484,974 of post-enactment short-term capital losses and

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

$470,503 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $265 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2014, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of 1.25% of the value of the fund’s average daily net assets and is payable monthly.

Dreyfus has contractually agreed, from November 1, 2013 through March 1, 2015, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.70% of the value of the fund’s average daily net assets.The reduction in expenses, pursuant to the undertaking, amounted to $82,330 during the period ended April 30, 2014.

22

Pursuant to a sub-investment advisory agreement between Dreyfus and Hamon, Dreyfus pays Hamon a fee at an annual rate of .625% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended April 30, 2014, the Distributor retained $262 from commissions earned on sales of the fund’s Class A shares and $14 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2014, Class C shares were charged $1,341 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2014, Class A and Class C shares were charged $1,346 and $447, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2014, the fund was charged $951 for transfer agency services and $37 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $3.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2014, the fund was charged $18,582 pursuant to the custody agreement.

During the period ended April 30, 2014, the fund was charged $4,598 for services performed by the Chief Compliance Officer and his staff.

The components of “Due from The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $2,155, Distribution Plan fees $244, Shareholder Services Plan fees $357, custodian fees $9,991, Chief Compliance Officer fees $736 and transfer agency fees $419, which are offset against an expense reimbursement currently in effect in the amount of $14,525.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to certain exceptions, including redemptions made through the use of the fund’s exchange privilege. During the period ended April 30, 2014, the fund charged and retained $138 in redemption fees.

24

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended April 30, 2014, amounted to $1,386,647 and $1,311,600, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended April 30, 2014 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. At April 30, 2014, there were no forward contracts outstanding.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2014:

Average Market Value ($)
Forward contracts	14,727

At April 30, 2014, accumulated net unrealized appreciation on investments was $329,977, consisting of $347,604 gross unrealized appreciation and $17,627 gross unrealized depreciation.

At April 30, 2014, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Event:

On June 17, 2014, the Board approved the liquidation of the fund. Accordingly, effective on or about July 7, 2014, no new or subsequent investments in the fund will be permitted.The fund’s assets will be liquidated and the proceeds distributed pro rata to fund shareholders effective on or about August 22, 2014.

26

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AND SUB-INVESTMENT
ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on March 4-5, 2014, the Board considered the renewal of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Hamon Asian Advisors Limited (the “Sub-Adviser”) provides day-to-day management of the fund’s investments.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations,

The Fund 27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND
SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Sub-Adviser.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2013, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for both periods shown and ranked in the fourth quartile of the Performance Group and Performance Universe in all periods (fourth out of four funds in the Performance Group in both periods). Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. Dreyfus representatives discussed with the Board the reasons for the fund’s underperformance and the additional steps taken

28

to improve performance, including appointing a new portfolio manager in early 2014.The Board stated its expectations for improvements in the fund’s performance results in the future.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee (which was zero) was below the Expense Group median and at the Expense Universe median and the fund’s total expenses were above the Expense Group and Expense Universe medians.

Dreyfus representatives noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until March 1, 2015, so that the expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.70% of the value of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Sub-Adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Board considered the fee to the Sub-Adviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Sub-Adviser and Dreyfus.The Board also noted the Sub-Adviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

The Fund 29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND
SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus of managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit.The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus.The Board also noted the expense limitation.The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus and the Sub-Adviser, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect

30

potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Sub-Adviser are adequate and appropriate.

  The Board agreed to closely monitor performance and determined to approve renewal of the Agreements only through September 20, 2014.

  The Board concluded that the fees paid to Dreyfus and the Sub- Adviser were reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Sub-Adviser, of the fund and the services provided to the fund by Dreyfus and the Sub-Adviser.The Board also relied on information received on a routine and regular basis throughout the year relating to

The Fund 31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND
SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined that renewal of the Agreements though September 20, 2014 was in the best interests of the fund and its shareholders.

32

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus
Satellite Alpha Fund

SEMIANNUAL REPORT April 30, 2014

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
8	Statement of Assets and Liabilities
9	Statement of Operations
10	Statement of Changes in Net Assets
12	Financial Highlights
15	Notes to Financial Statements
23	Information About the Renewal of the Fund’s Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus
Satellite Alpha Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Satellite Alpha Fund, covering the six-month period from November 1, 2013, through April 30, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The final two months of 2013 witnessed a firming U.S. labor market, further improvements in housing data, and generally strong corporate earnings growth, but U.S. GDP growth over the opening months of 2014 generally stalled due to harsh winter weather, the expiration of extended unemployment benefits, and the deceleration of inventory accumulation by businesses.Although stocks encountered volatility under these mixed conditions, investors largely appeared to shrug off recent economic shortfalls as some broad measures of U.S. stock market performance either achieved or approached new all-time highs on the reporting period’s final day.

We believe that the economic recovery’s pause over the winter of 2014 will prove temporary, and we currently expect to see accelerating growth over the next few years as past financial stresses continue to fade and fiscal drags abate in the public sector. However, stock valuations have generally risen after the sustained market rally, and in our judgment, selectivity is likely to be key to successful equity investing in the months ahead. As always, we encourage you to discuss our observations and appropriate investment strategies with your financial advisor.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
May 15, 2014

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2013, through April 30, 2014, as provided by Richard B. Hoey and Keith L. Stransky, CFA, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended April 30, 2014, Dreyfus Satellite Alpha Fund’s Class A shares produced a total return of 0.79%, Class C shares returned 0.45%, and Class I shares returned 0.96%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International (MSCI) World Index (the “MSCI World Index”), produced a total return of 6.32% for the same period.2

Improving conditions in developed economies helped support mild gains in international stock, bond, and currency markets over the reporting period. The fund produced lower returns than its benchmark, due in part to shortfalls posted by Dreyfus Global Absolute Return Fund, one of the underlying funds to which the fund allocates its assets, and overweighted exposure to debt and equity securities from the emerging markets.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation.To pursue its goal, the fund normally allocates its assets among other mutual funds advised by The Dreyfus Corporation, referred to as underlying funds, that provide exposure to alternative or non-traditional (i.e., satellite) asset categories or investment strategies. The underlying funds are selected by the Dreyfus Investment Committee based on their investment objectives and management policies, portfolio holdings, risk/reward profiles, historical performance, and other factors. The Dreyfus Investment Committee will rebalance the fund’s investments in the underlying funds at least annually, but may do so more often in response to market conditions.As of April 30, 2014, the fund’s market value was allocated as follows:

Underlying Funds	(%)
Dreyfus Emerging Markets Fund	24.19
Dreyfus Natural Resources Fund	22.92
Dreyfus International Bond Fund	12.76
Dreyfus Global Real Estate Securities Fund	11.84
Dreyfus Emerging Markets Debt Local Currency Fund	9.48
Dreyfus Global Absolute Return Fund	9.43
Dreyfus Inflation Adjusted Securities Fund	9.38

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Recovering Global Economy Fueled Developed Markets’ Gains

Investors in developed markets responded positively to improving economic conditions over the reporting period.After several years of weakness in Europe, investors warmed to the financial markets’ opportunities as growth picked up in core countries, such as Germany, and long-awaited signs of recovery emerged in some of the region’s more troubled economies. In the United Kingdom, investor sentiment improved and stocks rallied when fears of economic stagnation failed to materialize. Meanwhile, the gradual U.S. economic recovery continued despite the dampening effects of harsh winter weather.

However, the Japanese stock market pulled back during the reporting period as it digested earlier gains stemming from aggressively stimulative monetary and fiscal policies. The world’s emerging markets also generally struggled due to sluggish growth trends, rising geopolitical tensions, and weakening local currency values.

In this environment, the MSCI World Index advanced despite experiencing a sharp sell-off in January 2014.The rally was paced by European and U.S. stocks, while markets in the Pacific Rim generally declined. Smaller and lower quality stocks outperformed market averages during the first three months of the reporting period but lagged over the final three months when market leadership shifted toward large, high-quality, globally dominant companies. International bond markets produced mixed results, as returns diverged widely from one market to another depending on local economic and market fundamentals. Debt securities in the emerging markets generally lagged their counterparts in more developed markets. The U.S. dollar lost a degree of value, on average, relative to other major currencies during the reporting period.

Emerging Markets Holdings Dampened Results

Although the fund eked out modestly positive absolute returns for the reporting period, its results compared to its benchmark were undermined mainly by losses incurred by Dreyfus Global Absolute Return Fund, which experienced shortfalls in its stock market selection, currency market selection, and, to a lesser degree, bond market selection strategies. The fund’s allocations to Dreyfus Emerging Markets Fund, which invests in stocks, and to Dreyfus Emerging Markets Debt Local Currency Fund, which focuses on bonds and currencies, also dampened relative results when emerging markets securities generally underperformed the more developed markets that primarily comprise the MSCI World Index.

The fund achieved better relative results during the reporting period from Dreyfus Natural Resources Fund, Dreyfus International Bond Fund, and Dreyfus Global Real Estate Securities Fund, which benefited from improved economic conditions in the world’s more developed markets.

4

The fund made no changes to its allocation strategy over the six-month reporting period.

Expecting a Moderate Acceleration of Economic Growth

As of the reporting period’s end, the global economy appears poised for moderate growth, which we believe will continue to be driven by developed markets in the United States, Europe, and Japan. Unless circumstances change due to unexpected economic or geopolitical shocks, we expect inflation to remain muted over the foreseeable future, which should allow major central banks to keep short-term interest rates low. Therefore, we have maintained the fund’s mix of underlying investments, which currently reflects an emphasis on equities over fixed-income securities.

May 15, 2014

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the prospectus of the fund and that of each underlying fund.

The ability of the fund to achieve its investment goal depends, in part, on the ability of the Dreyfus Investment Committee to allocate effectively the fund’s assets among the underlying funds.There can be no assurance that the actual allocations will be effective in achieving the fund’s investment goal.

Each underlying international equity fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with such companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

Because one of the underlying fund’s investments is concentrated in the securities of companies principally engaged in the real estate sector, the value of the fund’s shares will be affected by factors particular to the real estate sector and may fluctuate more widely than that of a fund which invests in a broader range of industries.The securities of issuers that are principally engaged in the real estate sector may be subject to risks similar to those associated with the direct ownership of real estate.

Because one of the underlying fund’s investments is concentrated in the natural resources and related sectors, the value of its shares will be affected by factors particular to those sectors and may fluctuate more widely than that of a fund which invests in a broad range of industries.The market value of these securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, domestic and international politics. Securities of companies within specific natural resources sectors can perform differently from the overall market.This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the fund may allocate relatively more assets to certain natural resources sectors than others, the fund’s performance may be more sensitive to developments, which affect those sectors emphasized by the fund.

Because the fund seeks to provide exposure to alternative or non-traditional (i.e., satellite) asset categories or investment strategies, the fund’s performance will be linked to the performance of these highly volatile asset categories and strategies. Accordingly, investors should consider purchasing shares of the fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of fund shares.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses pursuant to an agreement by The Dreyfus Corporation in effect until March 1, 2015, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: LIPPER INC. – Reflects reinvestment of net dividends and, where applicable, capital gain distributions.
The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of global stock market performance, including the United States, Canada, Europe,Australia, New Zealand and the Far East. Investors
cannot invest directly in any index.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Satellite Alpha Fund from November 1, 2013 to April 30, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2014

	Class A	Class C	Class I
Expenses paid per $1,000†	$2.69	$6.41	$1.44
Ending value (after expenses)	$1,007.90	$1,004.50	$1,009.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2014

	Class A	Class C	Class I
Expenses paid per $1,000†	$2.71	$6.46	$1.45
Ending value (after expenses)	$1,022.12	$1,018.40	$1,023.36

† Expenses are equal to the fund’s annualized expense ratio of .54% for Class A, 1.29% for Class C and .29%
for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

April 30, 2014 (Unaudited)

Registered Investment Companies—101.6%	Shares		Value ($)
Bonds and Notes—41.7%

Dreyfus Emerging Markets Debt Local Currency Fund, Cl. I	3,035	[a]	42,666
Dreyfus Global Absolute Return Fund, Cl. I	3,796	[a,b]	42,479
Dreyfus Inflation Adjusted Securities Fund, Cl. I	3,303	[a]	42,280
Dreyfus International Bond Fund, Cl. I	3,363	[a]	57,447
			184,872
Domestic Common Stocks—23.3%
Dreyfus Natural Resources Fund, Cl. I	3,041	[a,b]	103,227
Foreign Common Stocks—36.6%
Dreyfus Emerging Markets Fund, Cl. I	11,090	[a]	108,901
Dreyfus Global Real Estate Securities Fund, Cl. I	6,178	[a]	53,312
			162,213

Total Investments (cost $382,444)	101.6%		450,312
Liabilities, Less Cash and Receivables	(1.6%)		(6,923)
Net Assets	100.0%		443,389

a Investment in affiliated mutual fund.
b Non-income producing security.

Portfolio Summary (Unaudited)†
	Value (%)		Value (%)
Mutual Funds: Foreign	68.8	Mutual Funds: Domestic	32.8
			101.6
† Based on net assets.
See notes to financial statements.

The Fund 7

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2014 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities of affiliated issuers—
See Statement of Investments	382,444	450,312
Prepaid expenses		14,919
Due from The Dreyfus Corporation and affiliates—Note 2(c)		7,631
		472,862
Liabilities ($):
Cash overdraft due to Custodian		87
Accrued expenses		29,386
		29,473
Net Assets ($)		443,389
Composition of Net Assets ($):
Paid-in capital		402,286
Accumulated distributions in excess of Investment income—net		(664)
Accumulated net realized gain (loss) on investments		(26,101)
Accumulated net unrealized appreciation
(depreciation) on investments in affiliated issuers		67,868
Net Assets ($)		443,389

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	252,927	72,063	118,399
Shares Outstanding	16,007	4,593	7,476
Net Asset Value Per Share ($)	15.80	15.69	15.84

See notes to financial statements.

8

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2014 (Unaudited)

Investment Income ($):
Income:
Cash dividends from affiliated issuers	3,580
Expenses:
Registration fees	20,902
Professional fees	20,392
Prospectus and shareholders’ reports	3,476
Shareholder servicing costs—Note 2(c)	1,036
Custodian fees—Note 3(c)	383
Distribution fees—Note 2(b)	262
Directors’ fees and expenses—Note 2(d)	60
Miscellaneous	8,848
Total Expenses	55,359
Less—reduction in expenses due to undertaking—Note 2(a)	(54,012)
Less—reduction in fees due to earnings credits—Note 2(c)	(1)
Net Expenses	1,346
Investment Income—Net	2,234
Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments in affiliated issuers	4,584
Capital gain distributions from affiliated issuers	226
Net Realized Gain (Loss)	4,810
Net unrealized appreciation (depreciation)
on investments in affiliated issuers	(5,636)
Net Realized and Unrealized Gain (Loss) on Investments	(826)
Net Increase in Net Assets Resulting from Operations	1,408

See notes to financial statements.

The Fund 9

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2014	Year Ended
	(Unaudited)	October 31, 2013
Operations ($):
Investment income—net	2,234	7,095
Net realized gain (loss) on
investments in affiliated issuers	4,810	2,684
Net unrealized appreciation (depreciation)
on investments in affiliated issuers	(5,636)	13,108
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,408	22,887
Dividends to Shareholders from ($):
Investment income—net:
Class A	(1,989)	(4,840)
Class C	—	(688)
Class I	(1,210)	(1,877)
Total Dividends	(3,199)	(7,405)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	741	52,769
Class C	—	1,800
Class I	4,538	57,097
Dividends reinvested:
Class A	1,172	3,215
Class C	—	336
Class I	617	872
Cost of shares redeemed:
Class A	(68,948)	(142,362)
Class C	(2,004)	(49,560)
Class I	(14,244)	(6,974)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(78,128)	(82,807)
Total Increase (Decrease) in Net Assets	(79,919)	(67,325)
Net Assets ($):
Beginning of Period	523,308	590,633
End of Period	443,389	523,308
Undistributed (distributions in excess of)
investment income—net	(664)	301

10

	Six Months Ended
	April 30, 2014	Year Ended
	(Unaudited)	October 31, 2013
Capital Share Transactions:
Class Aa
Shares sold	48	3,410
Shares issued for dividends reinvested	76	209
Shares redeemed	(4,476)	(9,297)
Net Increase (Decrease) in Shares Outstanding	(4,352)	(5,678)
Class Ca
Shares sold	—	117
Shares issued for dividends reinvested	—	22
Shares redeemed	(130)	(3,194)
Net Increase (Decrease) in Shares Outstanding	(130)	(3,055)
Class I
Shares sold	300	3,662
Shares issued for dividends reinvested	40	57
Shares redeemed	(958)	(436)
Net Increase (Decrease) in Shares Outstanding	(618)	3,283

a During the period ended October 31, 2013, 1,122 Class C shares representing $17,634, were exchanged for
1,115 Class A shares.

See notes to financial statements.

The Fund 11

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2014				Year Ended October 31,
Class A Shares	(Unaudited)		2013	2012	2011	2010	2009	[a]
Per Share Data ($):
Net asset value,
beginning of period	15.78		15.31	15.34	15.51	13.85	12.50
Investment Operations:
Investment income—net[b]	.08		.20	.08	.20	.18	.00	[c]
Net realized and unrealized
gain (loss) on investments	.04		.47	.28	.03	1.48	1.35
Total from Investment Operations	.12		.67	.36	.23	1.66	1.35
Distributions:
Dividends from
investment income—net	(.10)		(.20)	(.19)	(.40)	(.00)[c]	—
Dividends from net realized
gain on investments	—		—	(.20)	—	(.00)[c]	—
Total Distributions	(.10)		(.20)	(.39)	(.40)	(.00)[c]	—
Net asset value, end of period	15.80		15.78	15.31	15.34	15.51	13.85
Total Return (%)[d]	.79	[e]	4.37	2.61	1.41	12.09	10.80	[e]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets[f]	24.09	[g]	18.84	16.16	18.57	37.30	100.93	[g]
Ratio of net expenses
to average net assets[f]	.54	[g]	.53	.44	.54	.53	.50	[g]
Ratio of net investment income
to average net assets[f]	1.08	[g]	1.32	.54	1.27	1.24	.08	[g]
Portfolio Turnover Rate	7.26	[e]	29.93	83.66	52.02	56.19	4.35	[e]
Net Assets, end of period
($ x 1,000)	253		321	399	550	192	162

a	From July 15, 2009 (commencement of initial offering) to October 31, 2009.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Exclusive of sales charge.
e	Not annualized.
f	Amounts do not include the expenses of the underlying funds.
g	Annualized.

See notes to financial statements.

12

Six Months Ended
April 30, 2014				Year Ended October 31,
Class C Shares	(Unaudited)		2013	2012	2011	2010	2009	[a]
Per Share Data ($):
Net asset value,
beginning of period	15.63		15.17	15.19	15.36	13.82	12.50
Investment Operations:
Investment income (loss)—net[b]	.01		.12	(.04)	.10	.07	(.03)
Net realized and unrealized
gain (loss) on investments	.05		.43	.30	.01	1.47	1.35
Total from Investment Operations	.06		.55	.26	.11	1.54	1.32
Distributions:
Dividends from
investment income—net	—		(.09)	(.08)	(.28)	—	—
Dividends from net realized
gain on investments	—		—	(.20)	—	(00)[c]	—
Total Distributions	—		(.09)	(.28)	(.28)	(00)[c]	—
Net asset value, end of period	15.69		15.63	15.17	15.19	15.36	13.82
Total Return (%)[d]	.45	[e]	3.56	1.86	.63	11.24	10.56	[e]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets[f]	25.08	[g]	19.72	17.57	19.48	37.80	104.02	[g]
Ratio of net expenses
to average net assets[f]	1.29	[g]	1.28	1.19	1.29	1.28	1.25	[g]
Ratio of net investment income
(loss) to average net assets[f]	.16	[g]	.80	(.30)	.63	.48	(.67)[g]
Portfolio Turnover Rate	7.26	[e]	29.93	83.66	52.02	56.19	4.35	[e]
Net Assets, end of period
($ x 1,000)	72		74	118	125	84	70

a	From July 15, 2009 (commencement of operations) to October 31, 2009.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Exclusive of sales charge.
e	Not annualized.
f	Amounts do not include the expenses of the underlying funds.
g	Annualized.

See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2014				Year Ended October 31,
Class I Shares	(Unaudited)		2013	2012	2011	2010	2009	[a]
Per Share Data ($):
Net asset value,
beginning of period	15.84		15.38	15.40	15.56	13.86	12.50
Investment Operations:
Investment income—net[b]	.09		.19	.12	.27	.34	.01
Net realized and unrealized
gain (loss) on investments	.06		.52	.29	(.01)	1.37	1.35
Total from Investment Operations	.15		.71	.41	.26	1.71	1.36
Distributions:
Dividends from
investment income—net	(.15)		(.25)	(.23)	(.42)	(.01)	—
Dividends from net realized
gain on investments	—		—	(.20)	—	(.00)[c]	—
Total Distributions	(.15)		(.25)	(.43)	(.42)	(.01)	—
Net asset value, end of period	15.84		15.84	15.38	15.40	15.56	13.86
Total Return (%)	.96	[d]	4.68	2.90	1.61	12.35	10.88	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets[e]	24.05	[f]	18.49	16.46	18.93	37.32	106.59	[f]
Ratio of net expenses
to average net assets[e]	.29	[f]	.28	.19	.29	.28	.25	[f]
Ratio of net investment income
to average net assets[e]	1.23	[f]	1.22	.79	1.77	2.20	.34	[f]
Portfolio Turnover Rate	7.26	[d]	29.93	83.66	52.02	56.19	4.35	[d]
Net Assets, end of period
($ x 1,000)	118		128	74	83	115	58

a	From July 15, 2009 (commencement of operations) to October 31, 2009.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Not annualized.
e	Amounts do not include the expenses of the underlying funds.
f	Annualized.

See notes to financial statements.

14

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Satellite Alpha Fund (the “fund”) is a separate diversified series of Dreyfus Premier Investment Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eight series, including the fund.The fund’s investment objective is to seek long-term capital appreciation.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 50 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C and Class I. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of April 30, 2014, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 8,002 Class A, 4,001 Class C and 4,003 Class I shares of the fund.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

16

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments are valued at the net asset value of each underlying fund determined as of the close of the NewYork Stock Exchange (generally 4 p.m., Eastern time) on the valuation date and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2014 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Mutual Funds†	450,312	—	—	450,312
† See Statement of Investments for additional detailed categorizations.

At April 30, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended April 30, 2014 were as follows:

Affiliated
Investment	Value				Net Realized
Company	10/31/2013 ($)	Purchases ($)†		Sales ($)	Gain (Loss) ($)
Dreyfus Emerging
Markets Debt Local
Currency Fund, Cl. I	54,920	3,285		14,157	(15)
Dreyfus Emerging
Markets Fund, Cl. I	138,094	8,568		33,975	(1,233)
Dreyfus Global Absolute
Return Fund, Cl. I	57,039	3,059		14,156	924
Dreyfus Global Real Estate
Securities Fund, Cl I	65,412	5,270		16,988	1,631
Dreyfus Inflation Adjusted
Securities Fund Cl. I	53,341	3,296		14,156	41
Dreyfus International
Bond Fund Cl. I	70,098	4,502		18,404	(479)
Dreyfus Natural
Resources Fund, Cl. I	119,620	6,424		29,728	3,715
TOTAL	558,524	34,404		141,564	4,584

† Includes reinvested dividends/distributions.

Change in Net
Affiliated	Unrealized
Investment	Appreciation	Value		Net	Dividends/
Company	(Depreciation) ($)	4/30/2014	($)	Assets (%)	Distributions ($)
Dreyfus Emerging
Markets Debt Local
Currency Fund, Cl. I	(1,367)	42,666		9.6	226
Dreyfus Emerging
Markets Fund, Cl. I	(2,553)	108,901		24.6	1,226
Dreyfus Global Absolute
Return Fund, Cl. I	(4,387)	42,479		9.6	—
Dreyfus Global Real Estate
Securities Fund, Cl I	(2,013)	53,312		12.0	1,591
Dreyfus Inflation Adjusted
Securities Fund Cl. I	(242)	42,280		9.5	238

18

	Change in Net
Affiliated	Unrealized
Investment	Appreciation	Value		Net	Dividends/
Company	(Depreciation) ($)	4/30/2014	($)	Assets (%)	Distributions ($)
Dreyfus International
Bond Fund Cl. I	1,730	57,447		13.0	525
Dreyfus Natural
Resources Fund, Cl. I	3,196	103,227		23.3	—
TOTAL	(5,636)	450,312		101.6	3,806

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2014, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2014, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.

The fund has an unused capital loss carryover of $23,026 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2013.The fund has $17,403 of post-enactment short-term capital losses and $5,623 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2013 was as follows: ordinary income $7,405. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, there is no management fee paid to the Manager.The fund invests in other mutual funds advised by the Manager. All fees and expenses of the underlying funds are reflected in the underlying fund’s net asset value.The Manager has contractually agreed, from November 1, 2013 through March 1, 2015, to assume the expenses of the fund so that the total annual fund and underlying funds operating expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, brokerage commissions and extraordinary expenses) exceed 1.35% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking amounted to $54,012 during the period ended April 30, 2014.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2014, Class C shares were charged $262 pursuant to the Distribution Plan.

20

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2014, Class A and Class C shares were charged $334 and $87, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2014, the fund was charged $385 for transfer agency services and $12 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $1.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2014, the fund was charged $383 pursuant to the custody agreement.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

During the period ended April 30, 2014, the fund was charged $4,598 for services performed by the Chief Compliance Officer and his staff.

The components of “Due from The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: Distribution Plan fees $44, Shareholder Services Plan fees $66, custodian fees $802, Chief Compliance Officer fees $736 and transfer agency fees $161, which are offset against an expense reimbursement currently in effect in the amount of $9,440.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2014, amounted to $34,404 and $141,564, respectively.

At April 30, 2014, accumulated net unrealized appreciation on investments was $67,868, consisting of gross unrealized appreciation.

At April 30, 2014, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4—Subsequent Event:

On June 17, 2014, the Company’s Board of Directors approved the liquidation of the fund. Accordingly, effective on or about July 7, 2014, no new or subsequent investments in the fund will be permitted. The fund’s assets will be liquidated and the proceeds distributed pro rata to fund shareholders effective on or about August 22, 2014.

22

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 4-5, 2014, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

The Fund 23

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2013, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods and ranked in the fourth quartile of the Performance Group and Performance Universe in all periods (lowest in the Performance Group in the three-and four-year periods). Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. Dreyfus representatives discussed with the Board the reasons for the fund’s underperformance and the additional steps taken to improve performance, including replacing in early 2014 an underlying fund in which the fund can invest. The Board stated its expectations for improvements in the fund’s performance results in the future.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board

24

noted that the fund pays management fees only at the underlying fund level and that the actual management fees of the fund and of all funds in the Expense Group except one were zero.They further noted that the fund’s total expenses were at the Expense Group median and above the Expense Universe median.

Dreyfus representatives noted that Dreyfus has contractually agreed, until March 1, 2015, to assume the expenses of the fund so that the total annual direct fund and underlying funds operating expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions and extraordinary expenses) exceed 1.35% of the vaue of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus does not receive direct profits from the fund’s management fee, as the fund pays no direct management fee.As such, the Board did not consider an evaluation of profitability or economies of scale to be relevant.The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

The Fund 25

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board noted Dreyfus’ efforts to improve fund performance and agreed to continue to closely monitor performance.

  As described above, the Board did not consider profitability or economies of scale to be relevant since the fund does not pay a direct management fee.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

26

NOTES

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier Investment Funds, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    June 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By        /s Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    June 25, 2014

By:       /s/ James Windels

            James Windels,

            Treasurer

Date:    June 25, 2014

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)